                                                     FILED PURSUANT TO 424(b)(3)
                                                     REGISTRATION NO. 333-108426


                       SUPPLEMENT NO. 1, DATED MAY 2, 2006,
                     TO THE PROSPECTUS, DATED APRIL 14, 2006,
              OF BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

This Supplement No. 1, dated May 2, 2006, is part of and should be read in conjunction with, our Prospectus, dated April 14, 2006. Capitalized terms used in this Supplement No. 1 but not defined have the same meanings as in our Prospectus. The purpose of this Supplement No. 1 is to update the information disclosed in the sections entitled "Prior Performance of Affiliates of Management" and "Appendix I: Tabular Information Concerning Prior Limited Partnerships" to include information for the most recent three years.

THIS SUPPLEMENT NO. 1 PROVIDES INFORMATION NOT CONTAINED IN OUR PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH OUR PROSPECTUS.

REFERENCES IN THIS SUPPLEMENT NO. 1 TO "WE," "OUR" AND "US" REFER TO BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

THE FOLLOWING DISCLOSURE REPLACES THE SECTION ENTITLED "PRIOR PERFORMANCE OF AFFILIATES OF MANAGEMENT" CURRENTLY BEGINNING ON PAGE 187 OF OUR PROSPECTUS:

                  PRIOR PERFORMANCE OF AFFILIATES OF MANAGEMENT

                                    OVERVIEW

During their more than 30-year history, our advisor and its affiliates and their respective predecessors in interest have raised approximately $4.6 billion in real estate equity from approximately 87,700 investors in approximately 396 investment programs to acquire interests in approximately 2,642 properties containing approximately 147,000 apartment units in 48 states and territories, representing approximately $11.3 billion in original development and acquisition costs. Of the properties acquired, 152 were apartment complexes that included 3,801 market rate units out of a total of 18,464 units located in 35 states and representing $422,603,781 of investor equity. The investment objectives of these programs were to create certain tax benefits in the form of low-income or rehabilitation tax credits or tax losses. NONE OF THESE PROGRAMS HAD INVESTMENT OBJECTIVES SIMILAR TO OUR COMPANY'S, HOWEVER ALL OF THESE PROGRAMS INVOLVED RESIDENTIAL APARTMENT COMMUNITIES. Although none of them were 100% market rate communities, approximately 3,801 units in these residential apartment communities were market rate units. In addition, the market rate component of these programs were neither evaluated nor acquired in connection with programs that have similar investment objectives to our company.

During the ten-year period from January 1, 1996 to December 31, 2005, our advisor and its affiliates and their respective predecessors in interest have served as general partners of two public limited partnership (which includes 24 series) and 50 private limited partnerships including 32 corporate limited partnerships and 18 direct placement corporate limited partnerships for a total of 52 real estate programs. The residential apartment communities invested in by the previous programs are affordable housing communities subject to certain rent and tenant restrictions, of which a component is market rate units. Typically, the market rate units (if any), are less than 50% of the total units in the community.

Our advisor and its affiliates and their respective predecessors in interest raised $3,226,958,433 in subscriptions from 38,461 investors during this ten-year period. A total of 1,038 properties (1), with a total development cost of $5,505,089,542 were acquired for the public and private limited partnerships. These properties are geographically located 12% in the Northeast, 11% in the Mid-Atlantic, 26% in the Southeast, 24% in the Midwest, 18% in the Southwest, and 9% in the West.

The foregoing information covering the period from January 1, 1996 to December 31, 2005, can be summarized as follows:

     PROGRAMS                 PROPERTIES                       INVESTORS
------------------     --------------------------        --------------------------
                                                                                            AVERAGE
                                        TOTAL                                               CAPITAL
                                     DEVELOPMENT                                            INVESTED
 TYPE      NUMBER       NUMBER          COST             NUMBER          CAPITAL          PER PROPERTY
 ----      ------       ------          ----             ------          -------          ------------
Public       2           425       $ 1,480,908,090       38,253      $   785,405,431     $   1,848,013
Private     50           613       $ 4,024,181,452          208      $ 2,441,553,002     $   3,982,958
            --           ---       ---------------       ------      ---------------     -------------
Total       52         1,038       $ 5,505,089,542       38,461      $ 3,226,958,433     $   3,108,823

                                     REGIONS

          NORTHEAST    MID-ATLANTIC    SOUTHEAST         MIDWEST         SOUTHWEST            WEST
          ---------    ------------    ---------         -------         ---------            ----
Public       4%            4%             10%              12%              8%                 3%
Private      8%            7%             16%              12%             10%                 6%
Total       12%           11%             26%              24%             18%                 9%

All these 52 prior limited partnerships have invested in apartment complexes (or operating partnerships which owned such complexes) financed and/or operated with one or more forms of government subsidy, primarily RHS. The states in which these apartment complexes are located and the number of properties in each state are as follows: (1)

Alabama                                                                        9
Arizona                                                                       15
Arkansas                                                                      18
California                                                                    50
Colorado                                                                      29
Connecticut                                                                   18
Delaware                                                                       1
District of Columbia                                                           3
Florida                                                                       13
Georgia                                                                       49
Idaho                                                                          1
Illinois                                                                      16
Indiana                                                                       11
Iowa                                                                           4
Kansas                                                                        21
Kentucky                                                                      63
Louisiana                                                                     85
Maine                                                                         12
Maryland                                                                      16
Massachusetts                                                                 14
Michigan                                                                      52
Minnesota                                                                      3
Mississippi                                                                   42
Missouri                                                                      30
Montana                                                                        0
Nebraska                                                                       0
Nevada                                                                         0
New Hampshire                                                                  7
New Jersey                                                                    17
New Mexico                                                                     4
New York                                                                      54
North Carolina                                                                12
North Dakota                                                                  10
Ohio                                                                           4
Oklahoma                                                                      37
Oregon                                                                         3
Pennsylvania                                                                  14
Puerto Rico                                                                    4
Rhode Island                                                                   2
South Carolina                                                                 4
South Dakota                                                                   1
Tennessee                                                                     14
Texas                                                                        105
Utah                                                                           2
Vermont                                                                        4
Virginia                                                                      45
Virgin Islands                                                                 8
Washington                                                                     5
West Virginia                                                                  7
Wisconsin                                                                      7
Wyoming                                                                        0

----------
(1) Includes 84 properties which are jointly owned by two or more investment partnerships or series within an investment partnership which represent a total of 93 shared investments.

(2) The total number of properties by state does not reflect the 93 shared investments of 84 operating partnerships. The net number of properties reflected is 945.

The 52 government-assisted partnerships which invested in residential apartment complexes accounted for 100% of the total development cost of all properties acquired by all limited partnerships sponsored over the ten-year period.

The investment objectives of the 52 prior partnerships were, in order of priority: (1) certain tax benefits in the form of tax losses or low-income housing and rehabilitation tax credits which each such limited partnership's partners might use to offset income from other sources; (2) long-term capital appreciation through increases in the value of each apartment complex and (3) cash distributions through potential sale or refinancing transactions. Distributions of current cash flow were not a primary objective of these partnerships, in that the government agencies which provide subsidies regulate both the amount of rent and the amount of cash distributions which may be made to partners.

                               PRIVATE PLACEMENTS

Interests in 50 of the 52 limited partnerships described above were sold to approximately 208 investors in private offerings intended to be exempt from the registration requirements of the Securities Act of 1933. A total of $2,441,553,002 in subscriptions was raised. Interests were acquired in a total of 613 properties, with total development costs of $4,024,181,452.

The private limited partnerships involved new construction or renovation of apartment complexes, financed with mortgage indebtedness aggregating approximately $2,091,302,583 in addition to the equity investment of the prior limited partnerships of $2,441,553,002. The purchased properties equaled 100% of the total development cost of all non-conventional properties invested in by the private limited partnerships.

                                PUBLIC OFFERINGS

Interests in 24 series of the 2 limited partnerships described above were sold to approximately 38,253 investors in public offerings registered under the Securities Act of 1933. A total of $785,405,431 in subscriptions was raised. A total of 425 properties were purchased at a total development cost of $1,480,908,090.

Information regarding the public offerings is summarized as follows as of December 31, 2005:

                               INVESTORS                    PROPERTIES                     TYPE OF PROPERTIES
                         ----------------------------------------------------------------------------------------------
                                                                       TOTAL
                                                                      DEVELOP-       RECENTLY      UNDER       HISTORIC
                                                                        MENT           COM-         CON-         TAX
  PROGRAM                NUMBER        CAPITAL        NUMBER            COST          PLETED      STRUCTION     CREDIT
-----------------------------------------------------------------------------------------------------------------------
Boston Capital Tax
  Credit Fund IV L.P.
  (Series 26
  through 46)            32,937    $  667,628,880       383     $  1,244,899,289       379           3            1

Boston Capital Tax
  Credit Fund V L.P.
  (Series 47
  through 49)             5,316    $  117,776,551        42     $    236,008,801        35           7            0

During the four-year period ending December 31, 2005, affiliates of our management sponsored two public investment partnerships with investment objectives similar to the 50 described above. These public limited partnerships own interests in 141 operating partnerships which include 14 properties jointly owned by two or more investment partnerships or series within an investment partnership, representing a total of 14 shared investments. The total number of properties by state does not duplicate the 14 shared investments. The net number of properties reflected is 127 located in:

Alabama                                                                        1
Arizona                                                                        2
Arkansas                                                                       0
California                                                                     4
Colorado                                                                      12
Connecticut                                                                    1
Florida                                                                        0
Georgia                                                                        4
Illinois                                                                       1
Indiana                                                                        0
Iowa                                                                           1
Kansas                                                                         5
Kentucky                                                                      16
Louisiana                                                                      5
Maine                                                                          1
Maryland                                                                       1
Massachusetts                                                                  0
Michigan                                                                      13
Minnesota                                                                      0
Mississippi                                                                    4
Missouri                                                                       4
Montana                                                                        0
Nebraska                                                                       0
Nevada                                                                         0
New Hampshire                                                                  2
New Jersey                                                                     0
New Mexico                                                                     1
New York                                                                       7
North Carolina                                                                 0
North Dakota                                                                   1
Ohio                                                                           0
Oklahoma                                                                      10
Oregon                                                                         1
Pennsylvania                                                                   1
Puerto Rico                                                                    0
Rhode Island                                                                   0
South Carolina                                                                 0
South Dakota                                                                   0
Tennessee                                                                      1
Texas                                                                         16
Utah                                                                           0
Vermont                                                                        0
Virginia                                                                       5
Virgin Islands                                                                 1
Washington                                                                     2
West Virginia                                                                  2
Wisconsin                                                                      2

All of the operating partnership acquisitions of the public limited partnerships involved new construction or renovation of existing apartment complexes, financed with government-assisted mortgaged indebtedness aggregating approximately $303,068,209 in addition to the equity investment of the investing partnerships of $278,572,421. These properties equaled 100% of the total development cost of properties acquired by public limited partnerships in the four-year period ended December 31, 2005. We will provide a more detailed description of these acquisitions to you upon request.

Information regarding public limited partnerships organized with investment objectives not similar to ours is contained in Appendix I--Tabular Information Concerning Prior Limited Partnerships.

Any investor or prospective investor may view and/or obtain a copy of the most recent Form 10-K or Form 10-Q filed with the Securities and Exchange Commission relative to the public offerings at the Web site of Boston Capital Corporation, www.bostoncapital.com.

THE FOLLOWING DISCLOSURE REPLACES THE SECTION ENTITLED "APPENDIX I: TABULAR INFORMATION CONCERNING PRIOR LIMITED PARTNERSHIPS" CURRENTLY BEGINNING ON PAGE I-1 OF THE PROSPECTUS:

                                                                      APPENDIX I

                         TABULAR INFORMATION CONCERNING
                           PRIOR LIMITED PARTNERSHIPS

The information contained in the following Tables I, II, III, and III-A is presented in conjunction with and as a supplement to the narrative summary appearing elsewhere in this prospectus under "Prior Performance of Affiliates of Management" and is qualified in its entirety by the information contained in such narrative summary.

These Tables include information for the three-year period beginning January 1, 2003, and ending December 31, 2005 (five-year period ending December 31, 2005 for Table III) RELATING TO PUBLIC AND PRIVATE PROGRAMS IN THE AGGREGATE SPONSORED BY OUR AFFILIATES WHICH DID NOT HAVE SIMILAR INVESTMENT OBJECTIVES TO THOSE OF THE COMPANY. OUR AFFILIATES HAVE NOT SPONSORED PRIOR PROGRAMS, PUBLIC OR NON-PUBLIC, WITH INVESTMENT OBJECTIVES SIMILAR TO THOSE OF THE COMPANY. The programs described in these tables are programs receiving government assistance and originally intended to provide, generally (1) tax benefits in the form of tax losses and low-income housing and rehabilitation tax credits which could be used by limited partners to offset income from other sources, (2) long-term capital appreciation through increases in the value of the programs' investments, (3) cash distributions from the sale or refinancing of the apartment complexes owned by the operating partnerships, and (4) in some instances, limited cash distributions from operations.

The programs listed in these tables were organized by our affiliates generally in a two-tier structure. These two-tier programs consist of one investment limited partnership (the "investment partnership") which invested in a number of limited partnerships (the "operating partnerships"), each of which owns an apartment complex for low- and moderate-income persons, which receives government assistance. Any market rate communities included in these programs were neither evaluated nor acquired in connection with programs that have investment objectives similar to ours. In the three-year period ending December 31, 2005, our affiliates sponsored two public partnerships and seventeen private partnerships. The following table identifies the number of operating partnership interests acquired in programs sponsored by our affiliates as of December 31, 2005:

                                                     % EQUITY     # OF OPERATING                         AVERAGE EQUITY
                                                     COMMITTED     PARTNERSHIPS                          PER OPERATING
       PROGRAM                                       12/31/05        ACQUIRED        # OF STATES          PARTNERSHIP
-----------------------------------------------------------------------------------------------------------------------
Boston Capital Tax
  Credit Fund IV L.P.:
  Series 44                                             100%           10                9               $   2,678,730
  Series 45                                             100%           31               14               $   1,279,007
  Series 46                                            96.3%           14                9               $   2,030,681
Boston Capital Tax
  Credit Fund V L.P.
  Series 47                                             100%           15                8               $   2,309,100
  Series 48                                            99.9%           10                7               $   2,290,847
  Series 49                                            85.7%           17                8               $   3,013,363

                                                     % EQUITY     # OF OPERATING                         AVERAGE EQUITY
                                                     COMMITTED     PARTNERSHIPS                          PER OPERATING
       PROGRAM                                      AT 12/31/05      ACQUIRED        # OF STATES          PARTNERSHIP
-----------------------------------------------------------------------------------------------------------------------
Boston Capital Corporate
  Tax Credit Fund XIX,
  A Limited Partnership                                100.0%           18               10               $   3,998,755
Boston Capital 2003 Direct
  Placement Limited
  Partnerships                                         100.0%           10                6               $   4,278,943
Boston Capital Corporate
  Tax Credit Fund XX,
  A Limited Partnership                                100.0%            8                4               $   3,562,548
Boston Capital Corporate
  Tax Credit Fund XX-A,
  A Limited Partnership                                 93.5%           12                9               $   3,876,973
Boston Capital Corporate
  Tax Credit Fund XXI,
  A Limited Partnership                                100.0%           28               16               $   4,909,622
Boston Capital Corporate
  Tax Credit Fund XXII,
  A Limited Partnership                                100.0%           23               15               $   4,034,589
Boston Capital 2004 Direct
  Placement Limited
  Partnerships                                         100.0%            2                7               $   3,691,703
Boston Capital Corporate
  Tax Credit Fund XXIII,
  A Limited Partnership                                 75.6%            5                5               $   5,881,431
Boston Capital Corporate
  Tax Credit Fund XXIII-A,
  A Limited Partnership                                100.0%            8                5               $   4,966,772
Boston Capital Corporate
  Tax Credit Fund XXIV,
  A Limited Partnership                                 85.8%           31               21               $   4,980,785
Boston Capital Corporate
  Tax Credit Fund XXV,
  A Limited Partnership                                 17.1%            5                4               $   2,567,153
Boston Capital 2005 Direct
  Placement Limited
  Partnerships                                         100.0%            5                1               $   2,267,681

In 1993, our affiliates formed Boston Capital Tax Credit Fund IV L.P., which was registered under the Securities Act of 1933.

In 2003, our affiliates formed Boston Capital Tax Credit Fund V L.P., which was registered under the Securities Act of 1933.

For presentation purposes, private Direct Placement Limited Partnerships are grouped by year. The 2003, 2004 and 2005 Direct Placement Limited Partnerships contain 5, 2 and 1 partnership(s) respectively.

The primary investment objectives of these limited partnerships are the preservation of the partnership's capital and the provision of current tax benefits to investors in the form of tax credits and passive losses. Cash flow distributions from the operating partnerships to the investment partnerships were not an investment objective in these programs. The regulations of government subsidy programs limit the amount of rent which may be charged to tenants and also limit the amount of cash flow which may be distributed, even if greater amounts of cash flow are available.

Investors in the company will not have any interest in any of the prior limited partnerships incorporated in the tables or in any of the apartment complexes owned by these limited partnerships.

The Tabular Information Concerning Prior Limited Partnerships and accompanying Notes are not covered by reports of independent certified public accountants.

Additional information regarding prior public programs can be obtained upon written request to:

Boston Capital Corporation
One Boston Place, Suite 2100
Boston, Massachusetts 02108-4406
Attn: Richard DeAgazio

                                     TABLE I

                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                             (ON A PERCENTAGE BASIS)

Table I includes information concerning the experience of our affiliates in raising and investing funds for public and private limited partnerships not having similar investment objectives to the company. Information is included for the two public offerings organized between January 1, 2003 and December 31, 2005, which invested in 97 operating partnerships. Information is also included for the 17 private offerings organized between January 1, 2003 and December 31, 2005, which invested in 159 operating partnerships. For presentation purposes, private Direct Placement Limited Partnerships are grouped by year. The 2003, 2004 and 2005 Direct Placement Limited Partnerships contain 5, 2 and 1 partnership(s), respectively. Table I presents the dollar amount offered and raised, the percentage of the amount raised which was used to pay offering costs and acquire investments, the percentage of leverage used and the time frame for raising and investing funds.

Table I is presented as if all capital contributions were received and all expenses and payments of capital committed were paid in the year in which the offering closed, although such transactions occur over several years.

The Table should be read in conjunction with the introduction and accompanying Notes.

                                     TABLE I

                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                             (ON A PERCENTAGE BASIS)

                    JANUARY 1, 2003 THROUGH DECEMBER 31, 2005

                                                                        BCTC IV              BCTC IV               BCTC IV
                                                                          L.P.                 L.P.                  L.P.
                                                                      (SERIES 44)          (SERIES 45)           (SERIES 46)
                                                                         2003                  2003                  2003
                                                                    --------------        --------------        --------------
Dollar amount offered (1)                                           $   27,019,730        $   40,143,670        $   29,809,980
Dollar amount raised (100%)                                                    100%                  100%                  100%
Less: Offering expenses
Selling commissions and reimbursements
  retained by affiliates (2)                                                  1.28%                 1.23%                 1.33%
Selling commissions and reimbursements
  to nonaffiliates (3)                                                        8.72%                 8.77%                 8.67%
  Legal and organizational                                                    2.44%                 2.10%                 2.13%
                                                                    --------------        --------------        --------------
Total offering expenses                                                      12.44%                12.10%                12.14%
                                                                    ==============        ==============        ==============

Working capital reserves                                                      1.62%                 3.78%                 6.27%
Amount available for investment from
  limited partners                                                           87.56%                87.90%                87.86%
Acquisition fees (4)                                                          8.50%                 5.40%                 5.40%
Acquisition expenses (5)                                                      1.84%                 2.53%                 2.85%
Cash payments to operating
  partnerships (6)                                                           75.59%                76.20%                73.34%
                                                                    --------------        --------------        --------------
Total acquisition costs                                                      87.56%                87.90%                87.86%
                                                                    ==============        ==============        ==============

Mortgage financing                                                  $   36,945,744        $   47,313,893        $   26,088,653
Additional capital (7)                                              $      115,716        $    1,177,119        $   13,658,855
                                                                    --------------        --------------        --------------
Total other sources                                                 $   37,061,460        $   48,491,012        $   39,747,508
Amount available for investment from
  offering proceeds                                                 $   23,657,439        $   35,287,977        $   26,192,521
                                                                    --------------        --------------        --------------
Total development costs                                             $   60,718,899        $   83,778,989        $   65,940,029
                                                                    ==============        ==============        ==============
Percentage leverage (8)                                                      60.85%                56.47%                39.56%
Date offering began                                                       Jan 2003              Jul 2003              Sep 2003
Average length of offering (days)                                              104                    78                    87
Months to invest 90% of amount available                                        24                    20                    20

                                     TABLE I

                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                             (ON A PERCENTAGE BASIS)

                    JANUARY 1, 2003 THROUGH DECEMBER 31, 2005


                                                                        BCTC V                BCTC V                BCTC V
                                                                         L.P.                  L.P.                  L.P.
                                                                     (SERIES 47)           (SERIES 48)           (SERIES 49)
                                                                         2004                  2004                  2004
                                                                    --------------        --------------        --------------
Dollar amount offered (1)                                           $   34,783,340        $   22,993,720        $   59,999,491
Dollar amount raised (100%)                                                    100%                  100%                  100%
Less: Offering expenses
Selling commissions and reimbursements
  retained by affiliates (2)                                                  1.47%                 1.25%                 1.42%
Selling commissions and reimbursements
  to nonaffiliates (3)                                                        8.53%                 8.75%                 8.58%
  Legal and organizational                                                    2.07%                 2.14%                 0.99%
                                                                    --------------        --------------        --------------
Total offering expenses                                                      12.07%                12.14%                10.99%
                                                                    ==============        ==============        ==============
Working capital reserves                                                      3.49%                 2.63%                16.38%
Amount available for investment from
  limited partners                                                           87.93%                87.86%                89.01%
Acquisition fees (4)                                                          6.40%                 6.40%                 6.40%
Acquisition expenses (5)                                                      1.88%                 2.84%                 0.98%
Cash payments to operating
  partnerships (6)                                                           76.16%                75.99%                65.25%
                                                                    --------------        --------------        --------------
Total acquisition costs                                                      87.93%                87.86%                89.01%
                                                                    ==============        ==============        ==============
Mortgage financing                                                  $   55,374,812        $   30,492,788        $   46,924,168
Additional capital (7)                                              $      139,542        $       21,550        $        1,459
                                                                    --------------        --------------        --------------
Total other sources                                                 $   55,514,354        $   30,514,338        $   46,925,627
Amount available for investment from
  offering proceeds                                                 $   30,583,591        $   20,202,650        $   53,405,125
                                                                    --------------        --------------        --------------
Total development costs                                             $   86,097,945        $   50,716,988        $  100,330,752
                                                                    ==============        ==============        ==============
Percentage leverage (8)                                                      64.32%                60.12%                46.77%
Date offering began                                                       Jan 2004              May 2004              Aug 2004
Average length of offering (days)                                              116                    92                   249
Months to invest 90% of amount available                                         2                     4                   N/A

                                     TABLE I

                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                             (ON A PERCENTAGE BASIS)

                    JANUARY 1, 2003 THROUGH DECEMBER 31, 2005


                                                                     PRIVATE OFFERINGS TO CORPORATIONS
                                                                --------------------------------------------
                                                                   BOSTON CAPITAL
                                                                    CORPORATE TAX          BOSTON CAPITAL
                                                                     CREDIT FUND               DIRECT
                                                                       XIX,LP               PLACEMENTS**
                                                                        2003                    2003
                                                                --------------------    --------------------
Dollar amount offered (1)                                       $         93,844,179    $         74,057,467
Dollar amount raised (100%)                                                      100%                    100%
Less: Offering expenses
Selling commissions and reimbursements retained by affiliates                   1.25%                   0.34%
  Discounts offered to cash investors (9)                                      19.00%                  15.22%
  Investor note financing expenses                                              0.00%                   2.94%
  Other selling commissions                                                     0.20%                   0.46%
  Legal and organizational                                                      0.56%                   0.38%
                                                                --------------------    --------------------
Total offering expenses                                                        21.02%                  19.35%
                                                                ====================    ====================
Amount available for investment from limited partners                          78.98%                  80.65%
Acquisition costs
Acquisition fees (4)                                                            1.75%                   1.41%
Acquisition expenses (5)                                                        1.57%                   0.74%
Partnership management fees (11)                                                1.75%                   1.41%
Investor service fees (10)                                                      0.50%                   0.40%
Working capital reserves                                                        2.47%                   1.86%
Cash payments to operating partnerships (6)                                    70.94%                  74.83%
                                                                --------------------    --------------------
Total acquisition costs                                                        78.98%                  80.65%
                                                                ====================    ====================
Other sources of acquisition funds
Mortgage financing                                              $         71,957,314    $         40,900,313
Additional capital (7)                                          $            971,255    $             88,529
                                                                --------------------    --------------------
Total other sources                                             $         72,928,569    $         40,988,842
Amount available for investment from offering proceeds          $         74,119,013    $         59,729,098
                                                                --------------------    --------------------
Total development costs                                         $        147,047,582    $        100,717,940
                                                                ====================    ====================
Percentage leveraged (8)                                                       48.93%                  40.61%
Percentage of equity invested                                                    100%                    100%
Average length of offering (days)                                                209                     N/A

**   For presentation purposes Direct Placements are grouped by year

                                     TABLE I

                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                             (ON A PERCENTAGE BASIS)

                    JANUARY 1, 2003 THROUGH DECEMBER 31, 2005


                                                                    PRIVATE OFFERINGS TO CORPORATIONS
                                    ----------------------------------------------------------------------------------------------
                                       BOSTON          BOSTON          BOSTON          BOSTON            BOSTON         BOSTON
                                      CAPITAL         CAPITAL         CAPITAL         CAPITAL            CAPITAL        CAPITAL
                                     CORPORATE       CORPORATE       CORPORATE       CORPORATE         CORPORATE       CORPORATE
                                      FUND XX         FUND XXA        FUND XXI       FUND XXII         FUND XXIII     FUND XXIII-A
                                        2004            2004            2004            2004              2005           2005
                                    ------------    ------------    ------------    ------------      ------------    ------------
Dollar amount offered (1)           $ 36,898,485    $ 64,808,430    $173,897,938    $117,256,965      $ 50,274,314    $ 52,418,021
Dollar amount raised (100%)                  100%            100%            100%            100%              100%            100%
Less: Offering expenses
Selling commissions and
  reimbursements retained by
  affiliates                                1.00%           1.00%           0.84%           0.00%             0.00%           0.00%
  Discounts offered to cash
    investors (9)                          20.38%          20.36%          18.98%          18.56%            21.19%          21.11%
  Investor note financing
    expenses                                0.00%           0.00%           2.61%           3.36%             0.77%           0.75%
  Other selling commissions                 0.21%           0.21%           0.00%           0.19%             0.16%           0.16%
  Legal and organizational                  0.59%           0.57%           0.37%           0.29%             0.30%           0.30%
                                    ------------    ------------    ------------    ------------      ------------    ------------
Total offering expenses                    22.18%          22.13%          22.80%          22.40%            22.43%          22.33%
                                    ============    ============    ============    ============      ============    ============
Amount available for investment
  from limited partners                    77.82%          77.87%          77.20%          77.60%            77.57%          77.67%
Acquisition fees (4)                        1.75%           1.75%           1.75%           1.56%             1.22%           1.22%
Acquisition expenses (5)                    1.11%           1.06%           0.95%           1.21%             0.80%           0.85%
Partnership management fees (11)            1.75%           1.75%           1.75%           1.56%             1.22%           1.22%
Investor service fees (10)                  0.50%           0.50%           0.50%           0.45%             0.35%           0.35%
Working capital reserves                    2.52%           7.96%           0.62%           2.40%            19.03%           0.89%
Cash payments to operating
  partnerships (6)                         70.19%          64.85%          71.64%          70.42%            54.95%          73.14%
                                    ------------    ------------    ------------    ------------      ------------    ------------
                                           77.82%          77.87%          77.20%          77.60%            77.57%          77.67%
                                    ============    ============    ============    ============      ============    ============
Mortgage financing                  $ 52,447,935    $ 35,206,296    $200,129,897    $ 82,616,468      $ 32,239,877    $ 29,183,757
Additional capital (7)              $        641    $    798,303    $    863,240    $    268,218      $    609,076    $        775
                                    ------------    ------------    ------------    ------------      ------------    ------------
Total other sources                 $ 52,448,576    $ 36,004,599    $200,993,137    $ 82,884,686      $ 32,848,953    $ 29,184,532
Amount available for investment
  from offering proceeds            $ 28,714,045    $ 50,466,199    $134,247,562    $ 90,995,390      $ 38,999,550    $ 40,712,703
                                    ============    ============    ============    ============      ============    ============
Total development costs             $ 81,162,821    $ 88,470,798    $335,240,698    $173,881,076      $ 71,848,503    $ 69,897,235
                                    ============    ============    ============    ============      ============    ============
Percentage leverage (8)                    64.62%          40.71%          59.70%          47.51%            44.87%          41.75%
Percentage of equity invested             100.00%         100.00%         100.00%         100.00%           100.00%         100.00%
Average length of offering (days)            102             102             176             105                58              58

                                     TABLE I

                    EXPERIENCE IN RAISING AND INVESTING FUNDS
                             (ON A PERCENTAGE BASIS)

                    JANUARY 1, 2003 THROUGH DECEMBER 31, 2005


                                                     PRIVATE OFFERINGS TO CORPORATIONS
                                    -----------------------------------------------------------------
                                          BOSTON       BOSTON              BOSTON          BOSTON
                                          CAPITAL      CAPITAL             CAPITAL         CAPITAL
                                         CORPORATE    CORPORATE            DIRECT          DIRECT
                                         FUND XXIV    FUND XXV           PLACEMENTS      PLACEMENTS
                                            2005         2005               2004            2005
                                    -------------    -------------      ------------    ------------
Dollar amount offered (1)           $ 226,448,654    $  93,663,243      $  9,379,712    $ 11,289,024
Dollar amount raised (100%)                   100%             100%              100%            100%
Less: Offering expenses
Selling commissions and
  reimbursements retained by
  affiliates                                 0.00%            0.30%             0.35%           0.97%
  Discounts offered to cash
    investors (9)                           18.83%           18.61%            18.00%          18.00%
  Investor note financing
    expenses                                 2.93%            2.93%             0.00%           0.00%
  Other selling commissions                  0.08%            0.00%             0.51%           1.74%
  Legal and organizational                   0.60%            0.01%             0.77%           0.60%
                                    -------------    -------------      ------------    ------------
Total offering expenses                     22.44%           21.85%            19.63%          21.30%
                                    =============    =============      ============    ============
Amount available for investment
  from limited partners                     77.56%           78.15%            80.37%          78.70%
Acquisition fees (4)                         1.75%            1.75%             2.43%           1.75%
Acquisition expenses (5)                     0.59%            0.00%             1.02%           0.06%
Partnership management fees (11)             1.75%            1.75%             1.24%           1.75%
Investor service fees (10)                   0.50%            0.50%             0.35%           0.50%
Working capital reserves                    16.75%           50.80%             3.95%         -12.19%
Cash payments to operating
  partnerships (6)                          56.23%           23.35%            71.37%          86.83%
                                    -------------    -------------      ------------    ------------
                                            77.56%           78.15%            80.37%          78.70%
                                    =============    =============      ============    ============
Mortgage financing                  $ 172,729,674    $  20,278,266      $ 16,683,871    $ 10,443,388
Additional capital (7)              $       2,716    $         350      $        124    $        117
                                    -------------    -------------      ------------    ------------
Total other sources                 $ 172,732,390    $  20,278,616      $ 16,683,995    $ 10,443,505
Amount available for investment
  from offering proceeds            $ 175,644,749    $  73,198,928      $  7,538,160    $  8,883,912
                                    =============    =============      ============    ============
Total development costs             $ 348,377,139    $  93,477,544      $ 24,222,155    $ 19,327,417
                                    =============    =============      ============    ============
Percentage leverage (8)                     49.58%           21.69%            68.88%          54.03%
Percentage of equity invested              100.00%          100.00%              100%            100%
Average length of offering (days)             120               89               N/A             N/A

                                NOTES TO TABLE I

Note 1: The dollar amount offered and raised includes the entire amount of investors' contributions paid.

Note 2: Includes only the Dealer-Manager Fee that was retained by Boston Capital Securities, Inc. The amounts presented have been adjusted to reflect reimbursements made in March 2006 of certain offering expenses, including expenses associated with wholesaling services, by Boston Capital Holdings Limited Partnership to the applicable fund. These payments were voluntarily made by Boston Capital Holdings Limited Partnership following an inquiry by the NASD of Boston Capital Securities, Inc. This inquiry has been resolved. See "Risk Factors--We are dependent on the dealer-manager."

Note 3: Includes selling commissions of 7% and the re-allotment by Boston Capital Securities, Inc. of portions of its Dealer-Manager Fee and includes portions of the nonaccountable expense allowance.

Note 4: Acquisition fees are amounts paid to the general partners and affiliates for selecting, evaluating, negotiating and closing the investment partnerships' acquisition of operating partnership interests.

Note 5: Acquisition expenses consist of legal and accounting fees, travel, market studies and other expenses to be paid to third parties.

Note 6: Cash payments to non-affiliated operating partnerships include capital contributions. The amount shown includes funds committed as of December 31, 2005.

Note 7: Additional capital represents funds contributed by the operating general partners. Some properties financed with governmental assistance after 1987 require the operating general partners to provide a minimum of 3% of the total development cost in equity.

Note 8: The leverage percentage equals the total amount of mortgage indebtedness on the acquisition date or completion date divided by total development costs.

Note 9: Upon admission to Boston Capital's Corporate Funds, the limited partners choose to pay capital contributions under a standard installment method or cash method (or in some cases a deferred cash method or alternative installment method). Standard installment method investors pay $1,000,000 per unit. Cash method investors (and deferred cash method or alternative installment method investors where applicable) receive a discount for paying sooner.

Note 10: Investor Service Fees are amounts paid to the general partners and affiliates for arranging and organizing investor reporting and communications, and continuing services related to the transmittal of information to the Class A Limited Partners.

Note 11: Partnership Management Fees are amounts paid to the general partners and affiliates for overseeing the day to day management of the Investor Partnership, including but not limited to financial reporting, audits, tax return preparation, cash management and reserves management.

                                    TABLE II

                           COMPENSATION TO AFFILIATES

                    JANUARY 1, 2003 THROUGH DECEMBER 31, 2005

Table II sets forth the aggregate amount of all compensation earned by or paid to our affiliates between January 1, 2003 and December 31, 2005 for the programs included in Table I. None of the programs included in this Table have been liquidated.

The Table should be read in conjunction with the introduction and accompanying notes.

                                                                                   PUBLIC OFFERINGS
                                                                           ---------------------------------
                                                                               BCTC IV           BCTC IV
                                                                                 L.P              L.P.
                                                                             (SERIES 44)       (SERIES 45)
                                                                                2003              2003
                                                                           ---------------   ---------------
Date offering commenced                                                           Jan 2003         July 2003
Dollar amount raised (1)                                                   $    27,019,730   $    40,143,670
Amounts paid and/or payable to sponsor and affiliates from proceeds (1):
Underwriting fees (2)                                                              401,565           552,275
Acquisition fees (3)                                                             2,296,677         2,167,758
Acquisition expense reimbursement                                                  498,395         1,014,687
Asset management fee                                                               606,847           744,544
Dollar amount of cash generated from operating partnerships before
  payments to sponsors (4)                                                           3,287             6,269
Amount paid to sponsors from operations (5)                                              0                 0

                                                                        PUBLIC OFFERINGS
                                              ---------------------------------------------------------------------
                                                  BCTC IV           BCTC V            BCTC V            BCTC V
                                                   L.P.              L.P.              L.P.              L.P.
                                                (SERIES 46)       (SERIES 47)       (SERIES 48)       (SERIES 49)
                                                   2003              2004              2004              2004
                                              ---------------   ---------------   ---------------   ---------------
Date offering commenced                             Sept 2003
Dollar amount raised (1)                      $    29,809,980   $    34,783,340   $    22,993,720      $ 59,999,491
Amounts paid and/or payable to sponsor
  and affiliates from proceeds (1):
Underwriting fees (2)                                 436,457           563,377           314,427           895,372
Acquisition fees (3)                                1,609,739         2,226,134         1,471,598         3,839,937
Acquisition expense reimbursement                     850,039           653,983           653,026           589,288
Asset management fee                                  420,337           689,739           367,766           352,334
Dollar amount of cash generated from
  operating partnerships before
  payments to sponsors (4)                              4,725                 0                 0                 0
Amount paid to sponsors from operations (5)                 0                 0                 0                 0

                                    TABLE II

                     COMPENSATION TO SPONSOR AND AFFILIATES

                    JANUARY 1, 2003 THROUGH DECEMBER 31, 2005

                                                                          PRIVATE OFFERINGS FOR CORPORATIONS
                                                                          ----------------------------------
                                                                           BOSTON CAPITAL
                                                                              CORPORATE      BOSTON CAPITAL
                                                                             TAX CREDIT          DIRECT
                                                                              FUND XIX         PLACEMENTS
                                                                                2003              2003 (6)
                                                                          ----------------   ---------------
Dollar amount raised (1)                                                  $     93,844,179   $    74,057,467
Amounts paid and/or payable to sponsor and affiliates from
  proceeds (1):
Underwriting fees (2)                                                            1,173,052           249,486
Acquisition fees (3)                                                             1,642,229         1,044,407
Acquisition expense reimbursement                                                1,473,976           624,681
Partnership management fees                                                      1,642,229         1,044,407
Investor service fees                                                              469,208           228,427
Asset management fee                                                             1,047,964           471,983
Dollar amount of cash generated from operating partnerships before
  payments to sponsors (4)                                                               0                 0
Amounts paid to sponsors from operations (5)                                        10,165                 0

                                                                        PRIVATE OFFERINGS FOR CORPORATIONS
                                                ----------------------------------------------------------------------------------
                                                    BOSTON           BOSTON           BOSTON           BOSTON
                                                   CAPITAL          CAPITAL          CAPITAL          CAPITAL           BOSTON
                                                  CORPORATE        CORPORATE        CORPORATE        CORPORATE         CAPITAL
                                                  TAX CREDIT       TAX CREDIT       TAX CREDIT       TAX CREDIT         DIRECT
                                                   FUND XX         FUND XX-A         FUND XXI        FUND XXII        PLACEMENTS
                                                     2004             2004             2004             2004             2004 (6)
                                                --------------   --------------   --------------   --------------   --------------
Dollar amount raised (1)                        $   36,898,485   $   64,808,430   $  173,897,938   $  117,256,965   $    9,379,712
Amounts paid and/or payable to
  sponsor and affiliates from proceeds (1):
Underwriting fees (2)                                  368,985          648,045        2,067,501                0           32,966
Acquisition fees (3)                                   645,723        1,134,148        3,043,214        1,832,229          227,724
Acquisition expense reimbursement                      411,271          690,160        1,645,996        1,420,103           96,043
Partnership management fees                            645,723        1,134,148        3,043,214        1,832,229          116,260
Investor service fees                                  184,492          324,042          869,490          523,494           33,217
Asset management fee                                   388,228          594,088        1,215,260          660,195           79,786
Dollar amount of cash generated from
  operating partnerships before
  payments to sponsors (4)                                   0                0                0                0                0
Amounts paid to sponsors
  from operations (5)                                        0              993            4,464                0                0

                                                    BOSTON           BOSTON           BOSTON           BOSTON           BOSTON
                                                   CAPITAL          CAPITAL          CAPITAL          CAPITAL          CAPITAL
                                                  CORPORATE        CORPORATE        CORPORATE        CORPORATE          DIRECT
                                                  TAX CREDIT       TAX CREDIT       TAX CREDIT       TAX CREDIT       PLACEMENTS
                                                  FUND XXIII      FUND XXIII-A      FUND XXIV         FUND XXV         2005 (6)
                                                --------------   --------------   --------------   --------------   --------------
Dollar amount raised (1)                        $   50,274,314   $   52,418,021   $  226,448,654   $   93,663,243   $   11,289,024
Amounts paid and/or payable to
  sponsor and affiliates from proceeds (1):
Underwriting fees (2)                                        0                0                0          280,990          109,616
Acquisition fees (3)                                   611,029          636,988        3,962,851        1,639,107          197,557
Acquisition expense reimbursement                      403,330          447,212        1,342,626                0            6,238
Partnership management fees                            611,029          636,988        3,962,851        1,639,107          197,557
Investor service fees                                  174,580          181,996        1,132,244          468,316           56,445
Asset management fee                                   209,480          218,410          471,770           38,026           13,129
Dollar amount of cash generated from
  operating partnerships before
  payments to sponsors (4)                                   0                0                0                0                0
Amounts paid to sponsors
  from operations (5)                                        0                0                0                0                0

                                NOTES TO TABLE II

Note 1: Table II is presented as if all capital contributions were received and all fees payable from offering proceeds to our affiliates, and their predecessors in interest were paid in the year in which the offerings were completed; such transactions actually occur over several years.

Note 2: Underwriting fees include non-accountable expense allowances, research report fees, due diligence fees, selling commissions, purchaser representative fees, and capital commitment fees. These amounts do not include commissions paid to an affiliated dealer-manager which were subsequently paid to non-affiliated brokers. These fees are paid over one to three years.

Note 3: The Acquisition Fee is a flat fee calculated as a percentage of each certificate sold. It is earned for selecting, evaluating, negotiating and closing series' investments in apartment complexes.

Note 4: The dollar amount of cash generated from operating partnerships is the total amount of cash distributions received by the investment partnerships during the three-year period. For example: 2005 would include 2003-2005 cash distributions for the partnership organized in 2003. Historically, cash flow from government-subsidized apartment complexes is generated by the second full year of operations, yet cash flow is not disbursed until financial statement analyses are complete.

Note 5: If cash flow is unavailable to pay investment partnership operating expenses, then expenses are either accrued until cash flow is available in future years to repay such expenses or the sponsor pays these operating expenses as they become due and subsequently receives reimbursement when cash flow is available.

Note 6: For presentation purposes, private Direct Placement Limited Partnerships are grouped by year. The 2003, 2004 and 2005 Direct Placement Limited Partnerships contain 5, 2 and 1 partnership(s), respectively.

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

Table III summarizes the operating results of prior partnerships not having similar investment objectives to the company which were closed between January 1, 2001 and December 31, 2005. The public investment partnerships own interests in 180 operating partnerships. The private investment partnerships own interests in 277 operating partnerships. For presentation purposes, private Direct Placement Limited Partnerships are grouped by year. The 2001, 2002, 2003, 2004 and 2005 Direct Placement Limited Partnerships contain 2, 4, 5, 2 and 1 partnership(s), respectively.

Table III includes the actual tax credits received on a $1,000 investment. Table III-A includes the actual tax credits received as a percentage of capital invested by an investor. For example, if an investor received $21 of tax credits on a $1,000 investment for a particular year in Table III, Table III-A would show that for that year the investor received approximately 2.1% of its investment.

The information is presented in accordance with generally accepted accounting principles ("GAAP") except with respect to the information presented in the tables labeled "Tax & Distribution Data Per $1000 invested on a Tax Basis," which is presented on the tax basis method of accounting.

Significant differences can occur in operating results accounted for on a tax versus GAAP basis. Some differences, but not all, are due to depreciation methods and depreciable lives, and treatment of capitalized construction period interest and expenses. The usual effect of these differences is that taxable losses under GAAP would have been less than the taxable losses. Both GAAP and tax losses are reported in the table.

The Table should be read in conjunction with the introduction and accompanying Notes.

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2001

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 40)

                                                                           FOR THE FINANCIAL STATEMENT
                                                                              PERIOD ENDED MARCH 31,
                                                     2001             2002             2003             2004             2005
                                                --------------   --------------   --------------   --------------   --------------
Gross Revenues                                           2,317          147,345          119,938              299               90
Profit on sale of properties                                 0                0                0                0                0
Less:
  Losses from operating
    partnerships (1)                                         0         (438,656)        (986,508)        (936,159)        (924,404)
  Operating Expenses (3)                              (113,781)        (306,075)        (222,136)        (233,925)        (490,886)
  Interest Expense                                           0                0                0                0                0
  Depreciation (2)                                           0                0          (32,319)        (113,716)        (113,730)
Net Income--GAAP Basis                                (111,464)        (597,386)      (1,121,025)      (1,283,501)      (1,528,930)
Taxable Income
  from operations (4)                                        0         (586,896)      (1,086,143)      (1,633,930)      (1,521,793)
  gain on sale                                               0                0                0                0                0
Cash generated from operations (6)                  (1,922,962)         836,927          209,484          109,930           (9,242)
Cash generated from sales                                    0                0                0                0                0
Cash generated from refinancing                              0                0                0                0                0
Cash generated from operations,
  sales and refinancing                             (1,922,962)         836,927          209,484          109,930           (9,242)
Less: Cash distributions to investors
  from operating cash flow                                   0                0                0                0                0
  from sales and refinancing                                 0                0                0                0                0
  from other                                                 0                0                0                0                0
Cash generated (deficiency) after
  cash distributions                                (1,922,962)         836,927          209,484          109,930           (9,242)
Less: Special items (not including
  sales and refinancing)
  (identify and quantify)                                    0                0                0                0                0
Cash generated (deficiency) after
  cash distributions and special
  items                                             (1,922,962)         836,927         209,484          109,930           (9,242)

TAX & DISTRIBUTION DATA                                               FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                              2001             2002             2003             2004             2005
                                                --------------   --------------   --------------   --------------   --------------
Federal Income Tax Results
  Federal Credit (5)                                        14              (80)              93               92               94
  State Credit                                               0                0                0                0                0
  Ordinary Income (loss)                                   (24)             (42)             (62)             (57)             (46)
    from operations                                        (24)             (42)             (62)             (57)             (46)
    from recapture                                           0                0                0                0                0
  Capital gain (loss)                                        0                0                0                0                0
Cash Distributions to investors:
  Source (on GAAP basis)                                     0
    Investment income                                        0                0                0                0                0
    Return of capital                                        0                0                0                0                0
  Source (on cash basis):
    Sales                                                    0                0                0                0                0
    Refinancing                                              0                0                0                0                0
    Operations                                               0                0                0                0                0
    Other                                                    0                0                0                0                0
Amount remaining invested in
  program properties                                                                                                         98.69%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2001

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 41)

                                                                   FOR THE FINANCIAL STATEMENT
                                                                      PERIOD ENDED MARCH 31,
                                                   2002              2003              2004              2005
                                              ---------------   ---------------   ---------------   ---------------
Gross Revenues                                         52,147            74,991            34,112             4,540
Profit on sale of properties                                0                 0                 0                 0
Less:
  Losses from operating partnerships (1)              (94,125)       (1,443,650)       (1,748,067)       (4,159,348)
  Operating Expenses (3)                             (241,945)         (346,349)         (342,003)         (294,717)
  Interest Expense                                          0                 0                 0                 0
  Depreciation (2)                                          0          (133,377)         (133,405)         (133,882)
Net Income--GAAP Basis                               (283,923)       (1,848,385)       (2,189,363)       (4,583,407)
Taxable Income from operations (4)                   (120,068)       (2,867,903)       (1,609,628)       (3,730,419)
  gain on sale                                              0                 0                 0                 0
Cash generated from operations (6)                    (47,951)          (48,190)            8,731           363,790
Cash generated from sales                                   0                 0                 0                 0
Cash generated from refinancing                             0                 0                 0                 0
Cash generated from operations,
  sales and refinancing                               (47,951)          (48,190)            8,731           363,790
Less: Cash distributions to investors
  from operating cash flow                                  0                 0                 0                 0
  from sales and refinancing                                0                 0                 0                 0
  from other                                                0                 0                 0                 0
Cash generated (deficiency) after
  cash distributions                                  (47,951)          (48,190)            8,731           363,790
Less: Special items (not including sales
  and refinancing) (identify and quantify)                  0                 0                 0                 0
Cash generated (deficiency) after cash
  distributions and special items                     (47,951)          (48,190)            8,731           363,790

TAX & DISTRIBUTION DATA                                               FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                              2001             2002             2003             2004             2005
                                                --------------   --------------   --------------   --------------   --------------
Federal Income Tax Results
  Federal Credit (5)                                         1               45              104              110               97
  State Credit                                               0                0                0                0                0
  Ordinary Income (loss)                                    (4)             (95)             (55)            (128)             (80)
    from operations                                         (4)             (95)             (55)            (128)             (80)
    from recapture                                           0                0                0                0                0
  Capital gain (loss)                                        0                0                0                0                0
Cash Distributions to investors:
  Source (on GAAP basis)                                     0
    Investment income                                        0                0                0                0                0
    Return of capital                                        0                0                0                0                0
  Source (on cash basis):
    Sales                                                    0                0                0                0                0
    Refinancing                                              0                0                0                0                0
    Operations                                               0                0                0                0                0
    Other                                                    0                0                0                0                0
Amount remaining invested in
  program properties                                                                                                         99.35%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2002

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 42)

                                                                  FOR THE FINANCIAL STATEMENT
                                                                     PERIOD ENDED MARCH 31,
                                                   2002              2003              2004              2005
                                              ---------------   ---------------   ---------------   ---------------
Gross Revenues                                            986           121,043           244,164             8,848
Profit on sale of properties                                0                 0                 0                 0
Less:
  Losses from operating partnerships (1)                    0          (404,748)       (1,617,204)       (1,150,391)
  Operating Expenses (3)                             (111,253)         (237,706)         (315,633)         (264,513)
  Interest Expense                                          0                 0                 0                 0
  Depreciation (2)                                          0                 0          (113,984)         (115,498)
Net Income--GAAP Basis                               (110,267)         (521,411)       (1,802,657)       (1,521,554)
Taxable Income from operations (4)                          0          (755,961)       (1,771,458)       (1,838,771)
  gain on sale                                              0                 0                 0                 0
Cash generated from operations (6)                 (1,322,182)        1,306,517           218,107            25,193
Cash generated from sales                                   0                 0                 0                 0
Cash generated from refinancing                             0                 0                 0                 0
Cash generated from operations,
  sales and refinancing                            (1,322,182)        1,306,517           218,107            25,193
Less: Cash distributions to investors
  from operating cash flow                                  0                 0                 0                 0
  from sales and refinancing                                0                 0                 0                 0
  from other                                                0                 0                 0                 0
Cash generated (deficiency) after
  cash distributions                               (1,322,182)        1,306,517           218,107            25,193
Less: Special items (not including sales
  and refinancing) (identify and quantify)                  0                 0                 0                 0
Cash generated (deficiency) after cash
  distributions and special items                  (1,322,182)        1,306,517           218,107            25,193

TAX & DISTRIBUTION DATA                                        FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                            2002              2003              2004              2005
                                              ---------------   ---------------   ---------------   ---------------
Federal Income Tax Results
  Federal Credit (5)                                       16                81                95                99
  State Credit                                              0                 0                 0                 0
  Ordinary Income (loss)                                  (29)              (64)              (67)              (61)
    from operations                                       (29)              (64)              (67)              (61)
    from recapture                                          0                 0                 0                 0
  Capital gain (loss)                                       0                 0                 0                 0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                       0                 0                 0                 0
    Return of capital                                       0                 0                 0                 0
  Source (on cash basis):
    Sales                                                   0                 0                 0                 0
    Refinancing                                             0                 0                 0                 0
    Operations                                              0                 0                 0                 0
    Other                                                   0                 0                 0                 0
Amount remaining invested in
  program properties                                                                                          97.30%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2002

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 43)

                                                                                 FOR THE FINANCIAL STATEMENT
                                                                                    PERIOD ENDED MARCH 31,
                                                                         2003              2004              2005
                                                                    --------------    --------------    --------------
Gross Revenues                                                              30,298           332,401            77,015
Profit on sale of properties                                                     0                 0                 0
Less:
  Losses from operating partnerships (1)                                  (304,873)       (2,388,403)       (2,028,092)
  Operating Expenses (3)                                                  (215,795)         (474,808)         (378,335)
  Interest Expense                                                               0                 0                 0
  Depreciation (2)                                                               0          (148,464)         (164,530)
Net Income--GAAP Basis                                                    (490,370)       (2,679,274)       (2,493,942)
Taxable Income from operations (4)                                        (193,688)       (2,339,382)       (2,878,799)
  gain on sale                                                                   0                 0                 0
Cash generated from operations (6)                                      (1,103,274)        1,251,676            34,397
Cash generated from sales                                                        0                 0                 0
Cash generated from refinancing                                                  0                 0                 0
Cash generated from operations, sales and refinancing                   (1,103,274)        1,251,676            34,397
Less: Cash distributions to investors
  from operating cash flow                                                       0                 0                 0
  from sales and refinancing                                                     0                 0                 0
  from other                                                                     0                 0                 0
Cash generated (deficiency) after cash distributions                    (1,103,274)        1,251,676            34,397
Less: Special items (not including sales and refinancing)
  (identify and quantify)                                                        0                 0                 0
Cash generated (deficiency) after cash distributions
  and special items                                                     (1,103,274)        1,251,676            34,397

TAX & DISTRIBUTION DATA                                          FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                            2002                2003               2004               2005
-------------------------------------------   ---------------     ---------------    ---------------    ---------------
Federal Income Tax Results
  Federal Credit (5)                                        2                  44                 86                 95
  State Credit                                              0                   0                  0                  0
  Ordinary Income (loss)                                   (5)                (65)               (80)               (70)
    from operations                                        (5)                (65)               (80)               (70)
    from recapture                                          0                   0                  0                  0
  Capital gain (loss)                                       0                   0                  0                  0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                       0                   0                  0                  0
    Return of capital                                       0                   0                  0                  0
  Source (on cash basis):
    Sales                                                   0                   0                  0                  0
    Refinancing                                             0                   0                  0                  0
    Operations                                              0                   0                  0                  0
    Other                                                   0                   0                  0                  0
Amount remaining invested
  in program properties                                                                                           98.58%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 44)

                                                                                 FOR THE FINANCIAL STATEMENT
                                                                                    PERIOD ENDED MARCH 31,
                                                                         2003              2004              2005
                                                                    --------------    --------------    --------------
Gross Revenues                                                               1,379           159,792           229,754
Profit on sale of properties                                                     0                 0                 0
Less:
  Losses from operating partnerships (1)                                         0        (1,113,620)         (866,297)
  Operating Expenses (3)                                                  (116,399)         (360,833)         (375,509)
  Interest Expense                                                               0                 0                 0
  Depreciation (2)                                                               0           (28,115)         (101,629)
Net Income--GAAP Basis                                                    (115,020)       (1,342,776)       (1,113,681)
Taxable Income from operations (4)                                          (6,086)       (1,449,234)       (1,553,771)
  gain on sale                                                                   0                 0                 0
Cash generated from operations (6)                                         701,819          (902,659)           64,864
Cash generated from sales                                                        0                 0                 0
Cash generated from refinancing                                                  0                 0                 0
Cash generated from operations, sales and refinancing                      701,819          (902,659)           64,864
Less: Cash distributions to investors
  from operating cash flow                                                       0                 0                 0
  from sales and refinancing                                                     0                 0                 0
  from other                                                                     0                 0                 0
Cash generated (deficiency) after cash distributions                       701,819          (902,659)           64,864
Less: Special items (not including sales and refinancing)
  (identify and quantify)                                                        0                 0                 0
Cash generated (deficiency) after cash distributions and
  special items                                                            701,819          (902,659)           64,864

                                                                                   FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                DECEMBER 31,
PER $1,000 INVESTED (7)                                                 2003               2004              2005
                                                                    --------------    --------------    --------------
Federal Income Tax Results
  Federal Credit (5)                                                            23                67                76
  State Credit                                                                   0                 0                 0
  Ordinary Income (loss)                                                       (54)              (61)              (39)
    from operations                                                            (54)              (61)              (39)
    from recapture                                                               0                 0                 0
  Capital gain (loss)                                                            0                 0                 0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                            0                 0                 0
    Return of capital                                                            0                 0                 0
  Source (on cash basis):
    Sales                                                                        0                 0                 0
    Refinancing                                                                  0                 0                 0
    Operations                                                                   0                 0                 0
    Other                                                                        0                 0                 0
Amount remaining invested in program properties                                                                  96.70%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 45)

                                                                              FOR THE FINANCIAL STATEMENT
                                                                                 PERIOD ENDED MARCH 31,
                                                                                 2004             2005
                                                                              ------------    ------------
Gross Revenues                                                                     188,952         521,517
Profit on sale of properties                                                             0               0
Less:
  Losses from operating partnerships (1)                                          (258,419)     (1,067,071)
  Operating Expenses (3)                                                          (442,793)       (635,881)
  Interest Expense                                                                       0               0
  Depreciation (2)                                                                 (32,122)       (133,300)
Net Income--GAAP Basis                                                            (544,382)     (1,314,735)
Taxable Income from operations (4)                                                (944,267)     (1,192,433)
  gain on sale                                                                           0               0
Cash generated from operations (6)                                              (1,268,112)        532,093
Cash generated from sales                                                                0               0
Cash generated from refinancing                                                          0               0
Cash generated from operations, sales and refinancing                           (1,268,112)        532,093
Less: Cash distributions to investors
  from operating cash flow                                                               0               0
  from sales and refinancing                                                             0               0
  from other                                                                             0               0
Cash generated (deficiency) after cash distributions                            (1,268,112)        532,093
Less: Special items (not including sales and refinancing)
  (identify and quantify)                                                                0               0
Cash generated (deficiency) after cash distributions and special items          (1,268,112)        532,093

                                                                            FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                            DECEMBER 31,
PER $1,000 INVESTED (7)                                                2003            2004           2005
                                                                    ------------   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                                           9             55             72
  State Credit                                                                 0              0              0
  Ordinary Income (loss)                                                     (24)           (34)           (51)
    from operations                                                          (24)           (34)           (51)
    from recapture                                                             0              0              0
  Capital gain (loss)                                                          0              0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                          0              0              0
    Return of capital                                                          0              0              0
  Source (on cash basis):
    Sales                                                                      0              0              0
    Refinancing                                                                0              0              0
    Operations                                                                 0              0              0
    Other                                                                      0              0              0
Amount remaining invested in program properties                                                          98.33%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 46)

                                                                              FOR THE FINANCIAL STATEMENT
                                                                                 PERIOD ENDED MARCH 31,
                                                                                 2004             2005
                                                                              ------------    ------------
Gross Revenues                                                                      63,499         254,425
Profit on sale of properties                                                             0               0
Less:
  Losses from operating partnerships (1)                                           (81,632)       (385,946)
  Operating Expenses (3)                                                          (184,356)       (392,684)
  Interest Expense                                                                       0               0
  Depreciation (2)                                                                  (3,812)       (100,878)
Net Income--GAAP Basis                                                            (206,301)       (625,083)
Taxable Income from operations (4)                                                 (28,992)     (1,116,282)
  gain on sale                                                                           0               0
Cash generated from operations (6)                                                (119,134)        (70,876)
Cash generated from sales                                                                0               0
Cash generated from refinancing                                                          0               0
Cash generated from operations, sales and refinancing                             (119,134)        (70,876)
Less: Cash distributions to investors
  from operating cash flow                                                               0               0
  from sales and refinancing                                                             0               0
  from other                                                                             0               0
Cash generated (deficiency) after cash distributions                              (119,134)        (70,876)
Less: Special items (not including sales and refinancing)
  (identify and quantify)                                                                0               0
Cash generated (deficiency) after cash distributions and special items            (119,134)        (70,876)

                                                                            FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                            DECEMBER 31,
PER $1,000 INVESTED (7)                                                2003            2004           2005
                                                                    ------------   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                                           0             24             73
  State Credit                                                                 0              0              0
  Ordinary Income (loss)                                                      (1)           (41)           (41)
    from operations                                                           (1)           (41)           (41)
    from recapture                                                             0              0              0
  Capital gain (loss)                                                          0              0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                          0              0              0
    Return of capital                                                          0              0              0
  Source (on cash basis):
    Sales                                                                      0              0              0
    Refinancing                                                                0              0              0
    Operations                                                                 0              0              0
    Other                                                                      0              0              0
Amount remaining invested in program properties                                                          99.57%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL TAX CREDIT FUND V L.P. (SERIES 47)

                                                                              FOR THE FINANCIAL STATEMENT
                                                                                 PERIOD ENDED MARCH 31,
                                                                                 2004             2005
                                                                              ------------    ------------
Gross Revenues                                                                       3,814         207,493
Profit on sale of properties                                                             0               0
Less:
  Losses from operating partnerships (1)                                                 0        (992,975)
  Operating Expenses (3)                                                           (26,315)       (677,933)
  Interest Expense                                                                       0               0
  Depreciation (2)                                                                       0         (51,236)
Net Income--GAAP Basis                                                             (22,501)     (1,514,651)
Taxable Income from operations (4)                                                     N/A      (1,061,479)
  gain on sale                                                                           0               0
Cash generated from operations (6)                                              (4,075,224)      3,765,363
Cash generated from sales                                                                0               0
Cash generated from refinancing                                                          0               0
Cash generated from operations, sales and refinancing                           (4,075,224)      3,765,363
Less: Cash distributions to investors
  from operating cash flow                                                               0               0
  from sales and refinancing                                                             0               0
  from other                                                                             0               0
Cash generated (deficiency) after cash distributions                            (4,075,224)      3,765,363
Less: Special items (not including sales and refinancing)
  (identify and quantify)                                                                0               0
Cash generated (deficiency) after cash distributions and special items          (4,075,224)      3,765,363

                                                                                FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                               DECEMBER 31,
PER $1,000 INVESTED (7)                                                           2004           2005
                                                                              ------------    ------------
Federal Income Tax Results
  Federal Credit (5)                                                                     9              54
  State Credit                                                                           0               0
  Ordinary Income (loss)                                                               (31)            (88)
    from operations                                                                    (31)            (88)
    from recapture                                                                       0               0
  Capital gain (loss)                                                                    0               0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                    0               0
    Return of capital                                                                    0               0
  Source (on cash basis):
    Sales                                                                                0               0
    Refinancing                                                                          0               0
    Operations                                                                           0               0
    Other                                                                                0               0
Amount remaining invested in program properties                                                      99.10%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL TAX CREDIT FUND V L.P. (SERIES 48)

                                                             FOR THE FINANCIAL STATEMENT
                                                                PERIOD ENDED MARCH 31,
                                                                       2005
                                                                    ------------
Gross Revenues                                                            92,821
Profit on sale of properties                                                   0
Less:
  Losses from operating partnerships (1)                                (213,922)
  Operating Expenses (3)                                                (368,949)
  Interest Expense                                                             0
  Depreciation (2)                                                       (18,570)
Net Income--GAAP Basis                                                  (508,620)
Taxable Income from operations (4)                                      (291,868)
  gain on sale                                                                 0
Cash generated from operations (6)                                       (78,440)
Cash generated from sales                                                      0
Cash generated from refinancing                                                0
Cash generated from operations, sales and refinancing                    (78,440)
Less: Cash distributions to investors
  from operating cash flow                                                     0
  from sales and refinancing                                                   0
  from other                                                                   0
Cash generated (deficiency) after cash distributions                     (78,440)
Less: Special items (not including sales and refinancing)
  (identify and quantify)                                                      0
Cash generated (deficiency) after cash distributions and
  special items                                                          (78,440)

                                                                                FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                               DECEMBER 31,
PER $1,000 INVESTED (7)                                                           2004           2005
                                                                              ------------    ------------
Federal Income Tax Results
  Federal Credit (5)                                                                     0              42
  State Credit                                                                           0               0
  Ordinary Income (loss)                                                               (13)            (70)
    from operations                                                                    (13)            (70)
    from recapture                                                                       0               0
  Capital gain (loss)                                                                    0               0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                    0               0
    Return of capital                                                                    0               0
  Source (on cash basis):
    Sales                                                                                0               0
    Refinancing                                                                          0               0
    Operations                                                                           0               0
    Other                                                                                0               0
Amount remaining invested in program properties                                                        100%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                       PUBLIC OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL TAX CREDIT FUND V L.P. (SERIES 49)

                                                                                  FOR THE FINANCIAL STATEMENT
                                                                                     PERIOD ENDED MARCH 31,
                                                                                              2005
                                                                                             ------
Gross Revenues                                                                                          62,538
Profit on sale of properties                                                                                 0
Less:
  Losses from operating partnerships (1)                                                                     0
  Operating Expenses (3)                                                                              (204,155)
  Interest Expense                                                                                           0
  Depreciation (2)                                                                                           0
Net Income--GAAP Basis                                                                                (141,617)
Taxable Income from operations (4)                                                                      73,111
  gain on sale                                                                                               0
Cash generated from operations (6)                                                                  (3,918,703)
Cash generated from sales                                                                                    0
Cash generated from refinancing                                                                              0
Cash generated from operations, sales and refinancing                                               (3,918,703)
Less: Cash distributions to investors
  from operating cash flow                                                                                   0
  from sales and refinancing                                                                                 0
  from other                                                                                                 0
Cash generated (deficiency) after cash distributions                                                (3,918,703)
Less: Special items (not including sales and refinancing)
  (identify and quantify)                                                                                    0
Cash generated (deficiency) after cash distributions and
  special items                                                                                     (3,918,703)

                                                                                    FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                   DECEMBER 31,
PER $1,000 INVESTED (7)                                                               2004            2005
                                                                                     ------          ------
Federal Income Tax Results
  Federal Credit (5)                                                                         0              14
  State Credit                                                                               0               0
  Ordinary Income (loss)                                                                     2             (17)
    from operations                                                                          2             (17)
    from recapture                                                                           0               0
  Capital gain (loss)                                                                        0               0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                        0               0
    Return of capital                                                                        0               0
  Source (on cash basis):
    Sales                                                                                    0               0
    Refinancing                                                                              0               0
    Operations                                                                               0               0
    Other                                                                                    0               0
Amount remaining invested in program properties                                                            100%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2001

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XVI, A LP

                                                               FOR THE FINANCIAL STATEMENT
                                                                 PERIOD ENDED MARCH 31,
                                              2001           2002          2003            2004           2005
                                             ------         ------        ------          ------         ------
Gross Revenues                                       0        150,951        380,080         72,942         64,280
Profit on sale of properties                         0              0              0              0              0
Less:
  Losses from operating
    partnerships (1)                                 0       (488,361)    (3,762,301)    (3,232,759)    (3,593,874)
  Operating Expenses (3)                      (138,744)    (1,224,698)      (438,638)      (449,838)      (353,775)
  Interest Expense                                   0              0              0              0              0
  Depreciation (2)                              (3,329)      (162,640)      (202,215)      (204,546)      (204,547)
Net Income--GAAP Basis                        (142,073)    (1,724,748)    (4,023,074)    (3,814,201)    (4,087,916)
Taxable Income
  from operations (4)                                0     (1,476,867)    (5,886,972)    (6,924,141)    (6,059,941)
  gain on sale                                       0              0              0              0              0
Cash generated from operations (6)            (518,583)    (2,329,774)       599,378       (498,750)      (432,831)
Cash generated from sales                            0              0              0              0              0
Cash generated from refinancing                      0              0              0              0              0
Cash generated from operations,
  sales and refinancing                       (518,583)    (2,329,774)       599,378       (498,750)      (432,831)
Less: Cash distributions to investors
  from operating cash flow                           0              0              0              0              0
  from sales and refinancing                         0              0              0              0              0
  from other                                         0              0       (147,151)      (123,455)       (67,968)
Cash generated (deficiency) after
  cash distributions                          (518,583)    (2,329,774)       452,227       (622,205)      (500,799)
Less: Special items (not including
  sales and refinancing)
  (identify and quantify)                            0              0              0              0              0
Cash generated (deficiency) after
  cash distributions and
  special items                               (518,583)    (2,329,774)       452,227       (622,205)      (500,799)

TAX & DISTRIBUTION DATA                                  FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                       2001           2002           2003           2004           2005
                                             ------         ------         ------         ------         ------
Federal Income Tax Results
  Federal Credit (5)                                 8             47             83             89             89
  State Credit                                       0              0              0              0              0
  Ordinary Income (loss)                           (23)           (91)          (106)           (93)           (66)
    from operations                                (23)           (91)          (106)           (93)           (66)
    from recapture                                   0              0              0              0              0
  Capital gain (loss)                                0              0              0              0              0
Cash Distributions to investors:
  Source (on GAAP basis):
    Investment income                                0              0              0              0              0
    Return of capital                                0        147,151              0        123,455        357,709
Source (on cash basis):
    Sales                                            0              0              0              0              0
    Refinancing                                      0              0              0              0              0
    Operations                                       0              0              0              0              0
    Other                                            0              0              0              0              0
Amount remaining invested in
  program properties                                                                                         98.35%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2001

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XVII, A LP

                                                                         FOR THE FINANCIAL STATEMENT
                                                                            PERIOD ENDED MARCH 31,
                                                          2002              2003              2004              2005
                                                         ------            ------            ------            ------
Gross Revenues                                                 6,835           188,818            91,719           111,624
Profit on sale of properties                                       0                 0                 0                 0
Less:
  Losses from operating partnerships (1)                     (64,176)       (1,885,256)       (3,441,219)       (2,974,825)
  Operating Expenses (3)                                    (450,876)         (689,019)         (336,865)         (272,255)
  Interest Expense                                                 0                 0                 0                 0
  Depreciation (2)                                           (27,110)         (169,500)         (167,120)         (167,152)
Net Income--GAAP Basis                                      (535,327)       (2,554,957)       (3,853,485)       (3,302,608)
Taxable Income
  from operations (4)                                        (99,027)       (3,763,282)       (4,841,234)       (5,433,021)
  gain on sale                                                     0                 0                 0                 0
Cash generated from operations (6)                        (1,416,294)       (1,136,789)         (209,145)         (208,119)
Cash generated from sales                                          0                 0                 0                 0
Cash generated from refinancing                                    0                 0                 0                 0
Cash generated from operations,
  sales and refinancing                                   (1,416,294)       (1,136,789)         (209,145)         (208,119)
Less: Cash distributions to investors
  from operating cash flow                                         0                 0                 0                 0
  from sales and refinancing                                       0                 0                 0                 0
  from other                                                       0                 0           (75,256)                0
Cash generated (deficiency) after
  cash distributions                                      (1,416,294)       (1,136,789)         (284,401)         (208,119)
Less: Special items (not including
  sales and refinancing)
  (identify and quantify)                                          0                 0                 0                 0
Cash generated (deficiency) after cash
  distributions and special items                         (1,416,294)       (1,136,789          (284,401)         (208,119)

TAX & DISTRIBUTION DATA                                     FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                       2001            2002            2003           2004           2005
                                             ------          ------          ------         ------         ------
Federal Income Tax Results
  Federal Credit (5)                                 1              13              69             89             90
  State Credit                                       0               0               0              0              0
  Ordinary Income (loss)                           (16)            (67)            (93)          (104)           (73)
    from operations                                (16)            (67)            (93)          (104)           (73)
    from recapture                                   0               0               0              0              0
 Capital gain (loss)                                 0               0               0              0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                0               0               0              0              0
    Return of capital                                0               0          75,256              0        280,000
  Source (on cash basis):
    Sales                                            0               0               0              0              0
    Refinancing                                      0               0               0              0              0
    Operations                                       0               0               0              0              0
    Other                                            0               0               0              0              0
Amount remaining invested in
  program properties                                                                                           98.11%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2001

                 THE CALIFORNIA CORORATE TAX CREDIT FUND V, A LP

                                                                FOR THE FINANCIAL STATEMENT
                                                                   PERIOD ENDED MARCH 31,
                                              2001           2002           2003           2004           2005
                                             ------         ------         ------         ------         ------
Gross Revenues                                       0         69,655         65,142            957          1,446
Profit on sale of properties                         0              0              0              0              0
Less:
  Losses from operating partnerships (1)             0       (915,470)      (922,292)      (810,080)      (864,497)
  Operating Expenses (3)                       (13,046)      (127,188)       (93,715)      (102,981)      (103,648)
  Interest Expense                                   0              0              0              0              0
  Depreciation (2)                                (784)       (14,088)       (20,452)       (20,452)        (5,939)
Net Income--GAAP Basis                         (13,830)      (987,091)      (971,317)      (932,556)      (972,638)
Taxable Income
  from operations (4)                                0       (498,834)    (1,442,326)      (878,385)      (909,135)
  gain on sale                                       0              0              0              0              0
Cash generated from operations (6)             (65,414)       (79,160)        (7,416)       (55,727)       (33,875)
Cash generated from sales                            0              0              0              0              0
Cash generated from refinancing                      0              0              0              0              0
Cash generated from operations,
  sales and refinancing                        (65,414)       (79,160)        (7,416)       (55,727)       (33,875)
Less: Cash distributions to investors
  from operating cash flow                           0              0              0              0              0
  from sales and refinancing                         0              0              0              0              0
  from other                                         0              0       (268,284)             0              0
Cash generated (deficiency) after
  cash distributions                           (65,414)       (79,160)      (275,700)       (55,727)       (33,875)
Less: Special items (not including
  sales and refinancing)
  (identify and quantify)                            0              0              0              0              0
Cash generated (deficiency) after cash
  distributions and special items              (65,414)       (79,160)      (275,700)       (55,727)       (33,875)

TAX & DISTRIBUTION DATA                                     FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                       2001           2002           2003            2004          2005
                                             ------         ------         ------          ------        ------
Federal Income Tax Results
  Federal Credit (5)                                27             65             66             66             66
  State Credit                                      70             81             75              5              0
  Ordinary Income (loss)                           (28)           (79)           (48)           (50)           (45)
    from operations                                (28)           (79)           (48)           (50)           (45)
    from recapture                                   0              0              0              0              0
  Capital gain (loss)                                0              0              0              0              0
Cash Distributions to investors:
  Source (on GAAP basis)                             0                                                           0
    Investment income                                0              0              0              0              0
    Return of capital                                0        268,284              0              0              0
  Source (on cash basis):
    Sales                                            0              0              0              0              0
    Refinancing                                      0              0              0              0              0
    Operations                                       0              0              0              0              0
    Other                                            0              0              0              0              0
Amount remaining invested in
  program properties                                                                                         98.60%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2001

                 THE GEORGIA CORPORATE TAX CREDIT FUND II, A LP

                                                                          FOR THE FINANCIAL STATEMENT
                                                                             PERIOD ENDED MARCH 31,
                                                          2002               2003             2004              2005
                                                         ------             ------           ------            ------
Gross Revenues                                                 1,167             5,780             9,648            28,304
Profit on sale of properties                                       0                 0                 0                 0
Less:
  Losses from operating partnerships (1)                           0        (1,233,869)       (3,146,168)       (1,448,246)
  Operating Expenses (3)                                    (122,105)         (578,368)         (173,580)         (100,848)
  Interest Expense                                                 0                 0                 0                 0
  Depreciation (2)                                            (9,784)          (72,161)         (101,047)         (101,047)
Net Income--GAAP Basis                                      (130,722)       (1,878,618)       (3,411,147)       (1,621,837)
Taxable Income
  from operations (4)                                        (15,786)       (1,359,982)       (3,264,693)       (2,025,248)
  gain on sale                                                     0                 0                 0                 0
Cash generated from operations (6)                          (161,016)       (1,209,307)         (172,155)         (102,628)
Cash generated from sales                                          0                 0                 0                 0
Cash generated from refinancing                                    0                 0                 0                 0
Cash generated from operations, sales
  and refinancing                                           (161,016)       (1,209,307)         (172,155)         (102,628)
Less: Cash distributions to investors
  from operating cash flow                                         0                 0                 0                 0
  from sales and refinancing                                       0                 0                 0                 0
  from other                                                       0          (228,237)                0                 0
Cash generated (deficiency) after
  cash distributions                                        (161,016)       (1,437,544)         (172,155)         (102,628)
Less: Special items (not including sales
  and refinancing) (identify and quantify)                         0                 0                 0                 0
Cash generated (deficiency) after cash
  distributions and special items                           (161,016)       (1,437,544)         (172,155)         (102,628)

TAX & DISTRIBUTION DATA                                     FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                       2001           2002           2003           2004           2005
                                             ------         ------         ------         ------         ------
Federal Income Tax Results
  Federal Credit (5)                                 0              2             38             49             89
  State Credit                                       0             18             67             94            237
  Ordinary Income (loss)                            (3)           (34)          (119)           (74)          (136)
    from operations                                 (3)           (34)          (119)           (74)          (136)
    from recapture                                   0              0              0              0              0
  Capital gain (loss)                                0              0              0              0              0
Cash Distributions to investors:
Source (on GAAP basis)                               0                                            0              0
Investment income                                    0              0              0              0              0
Return of capital                                    0        228,237              0              0              0
  Source (on cash basis):
    Sales                                            0              0              0              0              0
    Refinancing                                      0              0              0              0              0
    Operations                                       0              0              0              0              0
    Other                                            0              0              0              0              0
Amount remaining invested in
  program properties                                                                                         98.62%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2001

           BOSTON CAPITAL MID-ATLANTIC CORPORATE TAX CREDIT FUND, A LP

                                                                          FOR THE FINANCIAL STATEMENT
                                                                             PERIOD ENDED MARCH 31,
                                                           2002             2003               2004              2005
                                                          ------           ------             ------            ------
Gross Revenues                                                 4,260            57,622             5,578             1,869
Profit on sale of properties                                       0                 0                 0                 0
Less:
  Losses from operating partnerships (1)                     (22,157)       (1,694,104)         (940,252)         (936,801)
  Operating Expenses (3)                                    (227,874)          (73,508)          (71,497)          (53,168)
  Interest Expense                                                 0                 0                 0                 0
  Depreciation (2)                                           (30,767)          (43,969)          (43,002)          (43,002)
Net Income--GAAP Basis                                      (276,538)       (1,753,959)       (1,049,173)       (1,031,102)
Taxable Income
  from operations (4)                                        (73,832)       (1,744,113)       (1,503,979)       (1,390,018)
  gain on sale                                                     0                 0                 0                 0
Cash generated from operations (6)                          (863,771)          (30,451)          310,264            11,794
Cash generated from sales                                          0                 0                 0                 0
Cash generated from refinancing                                    0                 0                 0                 0
Cash generated from operations, sales
  and refinancing                                           (863,771)          (30,451)          310,264            11,794
Less: Cash distributions to investors
  from operating cash flow                                         0                 0                 0                 0
  from sales and refinancing                                       0                 0                 0                 0
  from other                                                       0        (1,664,008)                0           (85,118)
Cash generated (deficiency) after
  cash distributions                                        (863,771)       (1,694,459)          310,264           (73,324)
Less: Special items (not including sales
  and refinancing) (identify and quantify)                         0                 0                 0                 0
Cash generated (deficiency) after cash
  distributions and special items                           (863,771)       (1,694,459)          310,264           (73,324)

TAX & DISTRIBUTION DATA                                   FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                       2001           2002           2003           2004           2005
                                             ------         ------         ------         ------         ------
Federal Income Tax Results
  Federal Credit (5)                                 0             50             90             90             90
  State Credit                                       0              0              0              0              0
  Ordinary Income (loss)                            (5)          (139)          (120)          (111)           (86)
    from operations                                 (5)          (139)          (120)          (111)           (86)
    from recapture                                   0              0              0              0              0
  Capital gain (loss)                                0              0              0              0              0
Cash Distributions to investors:
  Source (on GAAP basis)                             0                                            0
    Investment income                                0              0              0              0              0
    Return of capital                                0      1,835,678              0         85,118              0
Source (on cash basis):
    Sales                                            0              0              0              0              0
    Refinancing                                      0              0              0              0              0
    Operations                                       0              0              0              0              0
    Other                                            0              0              0              0              0
Amount remaining invested in
  program properties                                                                                         98.72%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2001

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2001

                                                                FOR THE FINANCIAL STATEMENT
                                                                  PERIOD ENDED MARCH 31,
                                              2001           2002           2003           2004           2005
                                          ------------   ------------   ------------   ------------   ------------
Gross Revenues                                     565         49,231         75,629         71,614         17,599
Profit on sale of properties                         0              0              0              0              0
Less:
  Losses from operating
    partnerships (1)                                 0        (49,647)      (646,592)    (1,022,687)    (1,410,292)
  Operating Expenses (3)                      (160,709)       (99,719)      (340,885)      (172,157)      (132,084)
  Interest Expense                                   0              0              0              0              0
  Depreciation (2)                              (2,730)       (35,533)       (65,135)       (71,690)       (71,677)
Net Income--GAAP Basis                        (162,874)      (135,668)      (976,983)    (1,194,920)    (1,596,454)
Taxable Income
  from operations (4)                                0       (414,305)    (1,634,174)    (2,152,171)    (1,852,839)
  gain on sale                                       0              0              0              0              0
Cash generated from operations (6)            (351,600)      (138,393)      (523,623)       (23,088)       (37,913)
Cash generated from sales                            0              0              0              0              0
Cash generated from refinancing                      0              0              0              0              0
Cash generated from operations,
  sales and refinancing                       (351,600)      (138,393)      (523,623)       (23,088)       (37,913)
Less: Cash distributions to investors
  from operating cash flow                           0              0              0              0              0
  from sales and refinancing                         0              0              0              0              0
  from other                                         0              0              0              0       (122,462)
Cash generated (deficiency) after
  cash distributions                          (351,600)      (138,393)      (523,623)       (23,088)      (160,375)
Less: Special items (not including
  sales and refinancing)
  (identify and quantify)                            0              0              0              0              0
Cash generated (deficiency) after
  cash distributions and
  special items                               (351,600)      (138,393)      (523,623)       (23,088)      (160,375)

TAX & DISTRIBUTION DATA                                     FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                       2001           2002           2003           2004           2005
                                          ------------   ------------   ------------   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                12             75             55             84             91
  State Credit                                       0              0              0              0              0
  Ordinary Income (loss)                           (32)           (71)           (99)           (81)           (72)
    from operations                                (32)           (71)           (99)           (81)           (72)
    from recapture                                   0              0              0              0              0
  Capital gain (loss)                                0              0              0              0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                0              0              0              0              0
    Return of capital                                0              0              0        122,462        205,614
  Source (on cash basis):
    Sales                                            0              0              0              0              0
    Refinancing                                      0              0              0              0              0
    Operations                                       0              0              0              0              0
    Other                                            0              0              0              0              0
Amount remaining invested in
  program properties                                                                                         97.82%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2002

              BOSTON CAPITAL CORPORATE TAX CREDIT FUND XVIII, A LP

                                                                       FOR THE FINANCIAL STATEMENT
                                                                          PERIOD ENDED MARCH 31,
                                                                   2003           2004           2005
                                                               ------------   ------------   ------------
Gross Revenues                                                      120,918        610,441        202,579
Profit on sale of properties                                              0              0              0
Less:
  Losses from operating partnerships (1)                           (380,830)    (4,603,196)    (6,523,104)
  Operating Expenses (3)                                         (1,009,290)    (1,757,155)      (776,576)
  Interest Expense                                                        0              0              0
  Depreciation (2)                                                  (81,089)      (407,636)      (405,886)
Net Income--GAAP Basis                                           (1,350,291)    (6,157,546)    (7,502,987)
Taxable Income
  from operations (4)                                              (631,738)    (7,458,357)   (10,425,164)
  gain on sale                                                            0              0              0
Cash generated from operations (6)                                 (288,330)    (4,960,169)      (321,153)
Cash generated from sales                                                 0              0              0
Cash generated from refinancing                                           0              0              0
Cash generated from operations,
  sales and refinancing                                            (288,330)    (4,960,169)      (321,153)
Less: Cash distributions to investors
  from operating cash flow                                                0              0              0
  from sales and refinancing                                              0              0              0
  from other                                                       (372,964)             0       (148,770)
Cash generated (deficiency) after
  cash distributions                                               (661,294)    (4,960,169)      (469,923)
Less: Special items (not including
  sales and refinancing) (identify
  and quantify)                                                           0              0              0
Cash generated (deficiency) after
  cash distributions and special items                             (661,294)    (4,960,169)      (469,923)

TAX & DISTRIBUTION DATA                                             FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                                   2002              2003              2004              2005
                                                     ---------------   ---------------   ---------------   ---------------
Federal Income Tax Results                                         1                44                75                74
  Federal Credit (5)
  State Credit                                                     0                 0                 0                 0
  Ordinary Income (loss)                                          (7)              (59)              (83)              (59)
    from operations                                               (7)              (59)              (83)              (59)
    from recapture                                                 0                 0                 0                 0
  Capital gain (loss)                                              0                 0                 0                 0
Cash Distributions to investors:
  Source (on GAAP basis):
    Investment income                                              0                 0                 0                 0
    Return of capital                                              0           372,964           148,770         1,745,615
Source (on cash basis):
    Sales                                                          0                 0                 0                 0
    Refinancing                                                    0                 0                 0                 0
    Operations                                                     0                 0                 0                 0
    Other                                                          0                 0                 0                 0
Amount remaining invested in program properties                                                                      96.44%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2002

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2002

                                                                          FOR THE FINANCIAL STATEMENT
                                                                            PERIOD ENDED MARCH 31,
                                                          2002               2003              2004              2005
                                                     ---------------   ---------------   ---------------   ---------------
Gross Revenues                                                   127            13,989            20,902           127,840
Profit on sale of properties                                       0                 0                 0                 0
Less:
  Losses from operating partnerships (1)                           0          (828,043)       (4,181,654)       (8,079,420)
  Operating Expenses (3)                                     (43,466)       (1,007,254)         (752,897)       (1,331,327)
  Interest Expense                                                 0                 0                 0          (505,985)
  Depreciation (2)                                            (3,169)         (110,803)         (178,314)         (264,989)
Net Income--GAAP Basis                                       (46,508)       (1,932,111)       (5,091,963)      (10,053,881)
Taxable Income
  from operations (4)                                              0        (1,296,288)       (4,880,886)       (9,700,220)
  gain on sale                                                     0                 0                 0                 0
Cash generated from operations (6)                          (208,978)       (2,046,776)         (811,618)       (1,190,867)
Cash generated from sales                                          0                 0                 0                 0
Cash generated from refinancing                                    0                 0                 0                 0
Cash generated from operations, sales
  and refinancing                                           (208,978)       (2,046,776)         (811,618)       (1,190,867)
Less: Cash distributions to investors
  from operating cash flow                                         0                 0                 0                 0
  from sales and refinancing                                       0                 0                 0                 0
  from other                                                       0                 0          (144,302)         (166,536)
Cash generated (deficiency) after cash
  distributions                                             (208,978)       (2,046,776)         (955,920)       (1,357,403)
Less: Special items (not including sales and
  refinancing) (identify and quantify)                             0                 0                 0                 0
Cash generated (deficiency) after cash
  distributions and special items                           (208,978)       (2,046,776)         (955,920)       (1,357,403)

TAX & DISTRIBUTION DATA                                             FOR THE TAX PERIOD ENDED DECEMBER 31,
PER $1,000 INVESTED (7)                                   2002               2003             2004               2005
                                                     ---------------   ---------------   ---------------   ---------------
Federal Income Tax Results
  Federal Credit (5)                                              10                39                60                76
  State Credit                                                     0                 0                 4                13
  Ordinary Income (loss)                                         (27)              (56)              (71)              (85)
    from operations                                              (27)              (56)              (71)              (85)
    from recapture                                                 0                 0                 0                 0
  Capital gain (loss)                                              0                 0                 0                 0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                              0                 0                 0                 0
    Return of capital                                              0           144,302            98,338         1,480,779
  Source (on cash basis):
    Sales                                                          0                 0                 0                 0
    Refinancing                                                    0                 0                 0                 0
    Operations                                                     0                 0                 0                 0
    Other                                                          0                 0                 0                 0
Amount remaining invested in
  program properties                                                                                                 97.11%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XIX, A LP

                                                                                        FOR THE FINANCIAL
                                                                                        STATEMENT PERIOD
                                                                                         ENDED MARCH 31,
                                                                                       2004           2005
                                                                                   ------------   ------------
Gross Revenues                                                                            6,484         34,650
Profit on sale of properties                                                                  0              0
Less:
  Losses from operating partnerships (1)                                                (24,658)    (2,886,148)
  Operating Expenses (3)                                                             (1,906,760)      (518,422)
  Interest Expense                                                                            0              0
  Depreciation (2)                                                                     (124,350)      (327,990)
Net Income--GAAP Basis                                                               (2,049,284)    (3,697,910)
Taxable Income
  from operations (4)                                                                  (539,612)    (7,393,682)
  gain on sale                                                                                0              0
Cash generated from operations (6)                                                   (4,017,260)      (587,781)
Cash generated from sales                                                                     0              0
Cash generated from refinancing                                                               0              0
Cash generated from operations, sales and refinancing                                (4,017,260)      (587,781)
Less: Cash distributions to investors
  from operating cash flow                                                                    0              0
  from sales and refinancing                                                                  0              0
  from other                                                                                  0              0
Cash generated (deficiency) after cash
  distributions                                                                      (4,017,260)      (587,781)
Less: Special items (not including sales
  and refinancing) (identify and quantify)                                                    0              0
Cash generated (deficiency) after cash
  distributions and special items                                                    (4,017,260)      (587,781)

                                                                      FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                    DECEMBER 31,
PER $1,000 INVESTED (7)                                            2003           2004           2005
                                                               ------------   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                                      1             16             69
  State Credit                                                            0              0              0
  Ordinary Income (loss)                                                 (6)           (78)           (37)
    from operations                                                      (6)           (78)           (37)
    from recapture                                                        0              0              0
  Capital gain (loss)                                                     0              0              0
Cash Distributions to investors:
  Source (on GAAP basis):
    Investment income                                                     0              0              0
    Return of capital                                                     0              0        375,000
  Source (on cash basis):
    Sales                                                                 0              0              0
    Refinancing                                                           0              0              0
    Operations                                                            0              0              0
    Other                                                                 0              0              0
Amount remaining invested in
  program properties                                                                                97.82%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2003

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2003

                                                                      FOR THE FINANCIAL STATEMENT
                                                                        PERIOD ENDED MARCH 31,
                                                                   2003           2004           2005
                                                                  ------         ------         ------
Gross Revenues                                                        1,536         94,859         33,745
Profit on sale of properties                                              0              0              0
Less:
  Losses from operating partnerships (1)                                  0       (297,903)    (1,425,280)
  Operating Expenses (3)                                            (76,606)      (523,877)      (402,561)
  Interest Expense                                                        0       (319,567)             0
  Depreciation (2)                                                   (4,552)      (104,362)      (152,119)
Net Income--GAAP Basis                                              (79,622)    (1,150,850)    (1,946,215)
Taxable Income
  from operations (4)                                                     0       (867,081)    (3,291,915)
  gain on sale                                                            0              0              0
Cash generated from operations (6)                                 (423,269)    (1,066,403)      (548,210)
Cash generated from sales                                                 0              0              0
Cash generated from refinancing                                           0              0              0
Cash generated from operations, sales and refinancing              (423,269)    (1,066,403)      (548,210)
Less: Cash distributions to investors
  from operating cash flow                                                0              0              0
  from sales and refinancing                                              0              0              0
  from other                                                              0              0              0
Cash generated (deficiency) after cash distributions               (423,269)    (1,066,403)      (548,210)
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                    0              0              0
Cash generated (deficiency) after cash
  distributions and special items                                  (423,269)    (1,066,403)      (548,210)

                                                                        FOR THE TAX PERIOD ENDED
TAX & DISTRIBUTION DATA                                                       DECEMBER 31,
PER $1,000 INVESTED (7)                                            2003           2004           2005
                                                                  ------         ------         ------
Federal Income Tax Results
  Federal Credit (5)                                                      2             27             33
  State Credit                                                            2             51             60
Ordinary Income (loss)                                                  (14)           (46)           (54)
    from operations                                                     (14)           (46)           (54)
    from recapture                                                        0              0              0
Capital gain (loss)                                                       0              0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                     0              0              0
    Return of capital                                                     0              0      1,381,636
  Source (on cash basis):
    Sales                                                                 0              0              0
    Refinancing                                                           0              0              0
    Operations                                                            0              0              0
    Other                                                                 0              0              0
Amount remaining invested in
  program properties                                                                                97.19%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL CORPORATE TAX CREDIT FUND XX, A LP

                                                                                        FOR THE FINANCIAL
                                                                                        STATEMENT PERIOD
                                                                                         ENDED MARCH 31,
                                                                                       2004           2005
                                                                                      ------         ------
Gross Revenues                                                                              739         38,889
Profit on sale of properties                                                                  0              0
Less:
  Losses from operating partnerships (1)                                                      0     (1,180,137)
  Operating Expenses (3)                                                               (337,179)      (477,306)
  Interest Expense                                                                            0              0
  Depreciation (2)                                                                       (8,725)      (108,610)
Net Income--GAAP Basis                                                                 (345,165)    (1,727,164)
Taxable Income from operations (4)                                                            0     (1,794,687)
  gain on sale                                                                                0              0
Cash generated from operations (6)                                                   (1,174,157)      (444,185)
Cash generated from sales                                                                     0              0
Cash generated from refinancing                                                               0              0
Cash generated from operations, sales and refinancing                                (1,174,157)      (444,185)
Less: Cash distributions to investors
  from operating cash flow                                                                    0              0
  from sales and refinancing                                                                  0              0
  from other                                                                                  0              0
Cash generated (deficiency) after cash distributions                                 (1,174,157)      (444,185)
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                                        0              0
Cash generated (deficiency) after cash
  distributions and special items                                                    (1,174,157)      (444,185)

                                                                                           FOR THE TAX
                                                                                           PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                    DECEMBER 31,
PER $1,000 INVESTED (7)                                                                2004           2005
                                                                                      ------         ------
Federal Income Tax Results
  Federal Credit (5)                                                                          8             60
  State Credit                                                                                0              0
  Ordinary Income (loss)                                                                    (61)           (69)
    from operations                                                                         (61)           (69)
    from recapture                                                                            0              0
  Capital gain (loss)                                                                         0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                         0              0
    Return of capital                                                                         0              0
  Source (on cash basis):
    Sales                                                                                     0              0
    Refinancing                                                                               0              0
    Operations                                                                                0              0
    Other                                                                                     0              0
Amount remaining invested in program properties                                                          99.82%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2004

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XX-A, A LP

                                                                                        FOR THE FINANCIAL
                                                                                        STATEMENT PERIOD
                                                                                        ENDED MARCH 31,
                                                                                       2004           2005
                                                                                   ------------   ------------
Gross Revenues                                                                            7,995        189,835
Profit on sale of properties                                                                  0              0
Less:
  Losses from operating partnerships (1)                                                      0     (1,077,456)
  Operating Expenses (3)                                                               (591,957)      (844,845)
  Interest Expense                                                                            0              0
  Depreciation (2)                                                                      (14,784)      (184,347)
Net Income--GAAP Basis                                                                 (598,746)    (1,916,813)
Taxable Income from operations (4)                                                            0     (1,538,298)
  gain on sale                                                                                0              0
Cash generated from operations (6)                                                   (2,091,942)      (383,441)
Cash generated from sales                                                                     0              0
Cash generated from refinancing                                                               0              0
Cash generated from operations, sales and refinancing                                (2,091,942)      (383,441)
Less: Cash distributions to investors
  from operating cash flow                                                                    0              0
  from sales and refinancing                                                                  0              0
  from other                                                                                  0              0
Cash generated (deficiency) after cash distributions                                 (2,091,942)      (383,441)
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                                        0              0
Cash generated (deficiency) after cash
  distributions and special items                                                    (2,091,942)      (383,441)

                                                                                          FOR THE TAX
                                                                                         PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                   DECEMBER 31,
PER $1,000 INVESTED (7)                                                                2004           2005
                                                                                   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                                                          7             56
  State Credit                                                                                0              0
  Ordinary Income (loss)                                                                    (30)           (58)
    from operations                                                                         (30)           (58)
    from recapture                                                                            0              0
  Capital gain (loss)                                                                         0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                         0              0
    Return of capital                                                                         0              0
  Source (on cash basis):
    Sales                                                                                     0              0
    Refinancing                                                                               0              0
    Operations                                                                                0              0
    Other                                                                                     0              0
Amount remaining invested in program properties                                                          98.96%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2004

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXI, A LP

                                                                                             FOR THE FINANCIAL
                                                                                              STATEMENT PERIOD
                                                                                               ENDED MARCH 31,
                                                                                                   2005
                                                                                             ------------------
Gross Revenues                                                                                           80,397
Profit on sale of properties
Less:
  Losses from operating partnerships (1)                                                             (2,276,983)
  Operating Expenses (3)                                                                             (2,634,703)
  Interest Expense                                                                                            0
  Depreciation (2)                                                                                     (348,339)
Net Income--GAAP Basis                                                                               (5,179,628)
Taxable Income from operations (4)                                                                     (474,821)
  gain on sale                                                                                                0
Cash generated from operations (6)                                                                   (6,876,239)
Cash generated from sales                                                                                     0
Cash generated from refinancing                                                                               0
Cash generated from operations, sales and refinancing                                                (6,876,239)
Less: Cash distributions to investors
  from operating cash flow                                                                                    0
  from sales and refinancing                                                                                  0
  from other                                                                                                  0
Cash generated (deficiency) after cash distributions                                                 (6,876,239)
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                                                        0
Cash generated (deficiency) after cash
  distributions and special items                                                                    (6,876,239)

                                                                                           FOR THE TAX
                                                                                          PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                   DECEMBER 31,
PER $1,000 INVESTED (7)                                                                2004           2005
                                                                                   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                                                          4             29
  State Credit                                                                                0              0
  Ordinary Income (loss)                                                                     (5)           (52)
    from operations                                                                          (5)           (52)
    from recapture                                                                            0              0
  Capital gain (loss)                                                                         0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                         0              0
    Return of capital                                                                         0        312,954
  Source (on cash basis):
    Sales                                                                                     0              0
    Refinancing                                                                               0              0
    Operations                                                                                0              0
    Other                                                                                     0              0
Amount remaining invested in program properties                                                          99.54%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2004

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXII, A LP

                                                                                              FOR THE FINANCIAL
                                                                                              STATEMENT PERIOD
                                                                                               ENDED MARCH 31,
                                                                                                    2005
                                                                                             ------------------
Gross Revenues                                                                                           61,532
Profit on sale of properties                                                                                  0
Less:
  Losses from operating partnerships (1)                                                                (23,414)
  Operating Expenses (3)                                                                               (527,583)
  Interest Expense                                                                                            0
  Depreciation (2)                                                                                     (120,538)
Net Income--GAAP Basis                                                                                 (610,003)
Taxable Income from operations (4)                                                                      (51,932)
  gain on sale                                                                                                0
Cash generated from operations (6)                                                                   (3,437,726)
Cash generated from sales                                                                                     0
Cash generated from refinancing                                                                               0
Cash generated from operations, sales and refinancing                                                (3,437,726)
Less: Cash distributions to investors
  from operating cash flow                                                                                    0
  from sales and refinancing                                                                                  0
  from other                                                                                                  0
Cash generated (deficiency) after cash distributions                                                 (3,437,726)
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                                                        0
Cash generated (deficiency) after cash
  distributions and special items                                                                    (3,437,726)

                                                                                          FOR THE TAX
                                                                                          PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                   DECEMBER 31,
PER $1,000 INVESTED (7)                                                                2004           2005
                                                                                   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                                                          0             12
  State Credit                                                                                0              0
  Ordinary Income (loss)                                                                     (1)           (28)
    from operations                                                                          (1)           (28)
    from recapture                                                                            0              0
  Capital gain (loss)                                                                         0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                         0              0
    Return of capital                                                                         0              0
  Source (on cash basis):
    Sales                                                                                     0              0
    Refinancing                                                                               0              0
    Operations                                                                                0              0
    Other                                                                                     0              0
Amount remaining invested in program properties                                                          99.84%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2004

              BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXIII, A LP

                                                                                              FOR THE FINANCIAL
                                                                                              STATEMENT PERIOD
                                                                                              ENDED MARCH 31,
                                                                                                    2005
                                                                                             ------------------
Gross Revenues                                                                                                0
Profit on sale of properties                                                                                  0
Less:
  Losses from operating partnerships (1)                                                                      0
  Operating Expenses (3)                                                                               (100,907)
  Interest Expense                                                                                            0
  Depreciation (2)                                                                                       (7,606)
Net Income--GAAP Basis                                                                                 (108,513)
Taxable Income from operations (4)
  gain on sale                                                                                                0
Cash generated from operations (6)                                                                    1,089,121
Cash generated from sales                                                                                     0
Cash generated from refinancing                                                                               0
Cash generated from operations, sales and refinancing                                                 1,089,121
Less: Cash distributions to investors
  from operating cash flow                                                                                    0
  from sales and refinancing                                                                                  0
  from other                                                                                                  0
Cash generated (deficiency) after cash distributions                                                  1,089,121
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                                                        0
Cash generated (deficiency) after cash
  distributions and special items                                                                     1,089,121

                                                                                                 FOR THE TAX
                                                                                                PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                         DECEMBER 31,
PER $1,000 INVESTED (7)                                                                             2005
                                                                                             ------------------
Federal Income Tax Results
  Federal Credit (5)                                                                                          4
  State Credit                                                                                                0
  Ordinary Income (loss)                                                                                     (0)
    from operations                                                                                          (0)
    from recapture                                                                                            0
  Capital gain (loss)                                                                                         0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                                         0
    Return of capital                                                                                         0
  Source (on cash basis):
    Sales                                                                                                     0
    Refinancing                                                                                               0
    Operations                                                                                                0
    Other                                                                                                     0
Amount remaining invested in program properties                                                          100.00%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2004

             BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXIII-A, A LP

                                                                                             FOR THE FINANCIAL
                                                                                              STATEMENT PERIOD
                                                                                               ENDED MARCH 31,
                                                                                                   2005
                                                                                             ------------------
Gross Revenues                                                                                                0
Profit on sale of properties                                                                                  0
Less:
  Losses from operating partnerships (1)                                                                      0
  Operating Expenses (3)                                                                               (105,195)
  Interest Expense                                                                                            0
  Depreciation (2)                                                                                       (7,979)
Net Income--GAAP Basis                                                                                 (113,174)
Taxable Income from operations (4)
  gain on sale                                                                                                0
Cash generated from operations (6)                                                                    2,947,749
Cash generated from sales                                                                                     0
Cash generated from refinancing                                                                               0
Cash generated from operations, sales and refinancing                                                 2,947,749
Less: Cash distributions to investors
  from operating cash flow                                                                                    0
  from sales and refinancing                                                                                  0
  from other                                                                                                  0
Cash generated (deficiency) after cash distributions                                                  2,947,749
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                                                        0
Cash generated (deficiency) after cash
  distributions and special items                                                                     2,947,749

                                                                                                FOR THE TAX
                                                                                                PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                         DECEMBER 31,
PER $1,000 INVESTED (7)                                                                             2005
                                                                                             ------------------
Federal Income Tax Results
  Federal Credit (5)                                                                                         28
  State Credit                                                                                                0
  Ordinary Income (loss)                                                                                    (18)
    from operations                                                                                         (18)
    from recapture                                                                                            0
  Capital gain (loss)                                                                                         0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                                         0
    Return of capital                                                                                         0
  Source (on cash basis):
    Sales                                                                                                     0
    Refinancing                                                                                               0
    Operations                                                                                                0
    Other                                                                                                     0
Amount remaining invested in program properties                                                          100.00%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2004

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2004

                                                                                        FOR THE FINANCIAL
                                                                                         STATEMENT PERIOD
                                                                                         ENDED MARCH 31,
                                                                                       2004           2005
                                                                                   ------------   ------------
Gross Revenues                                                                              460          5,921
Profit on sale of properties                                                                  0              0
Less:
  Losses from operating partnerships (1)                                                      0        (42,953)
  Operating Expenses (3)                                                               (128,291)       (81,396)
  Interest Expense                                                                            0              0
  Depreciation (2)                                                                       (4,937)       (24,109)
Net Income--GAAP Basis                                                                 (132,768)      (142,537)
Taxable Income from operations (4)                                                            0              0
  gain on sale                                                                                0       (125,029)
Cash generated from operations (6)                                                     (126,026)             0
Cash generated from sales                                                                     0       (225,595)
Cash generated from refinancing                                                               0              0
Cash generated from operations, sales and refinancing                                  (126,026)      (225,595)
Less: Cash distributions to investors
  from operating cash flow                                                                    0              0
  from sales and refinancing                                                                  0              0
  from other                                                                                  0              0
Cash generated (deficiency) after cash distributions                                   (126,026)      (225,595)
Less: Special items (not including sales and
  refinancing) (identify and quantify)                                                        0              0
Cash generated (deficiency) after cash
  distributions and special items                                                      (126,026)      (225,595)

                                                                                          FOR THE TAX
                                                                                         PERIOD ENDED
TAX & DISTRIBUTION DATA                                                                  DECEMBER 31,
PER $1,000 INVESTED (7)                                                                2004           2005
                                                                                   ------------   ------------
Federal Income Tax Results
  Federal Credit (5)                                                                          0              5
  State Credit                                                                                8             34
  Ordinary Income (loss)                                                                    (13)           (65)
    from operations                                                                         (13)           (65)
    from recapture                                                                            0              0
  Capital gain (loss)                                                                         0              0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                                         0              0
    Return of capital                                                                         0              0
  Source (on cash basis):
    Sales                                                                                     0              0
    Refinancing                                                                               0              0
    Operations                                                                                0              0
    Other                                                                                     0              0
Amount remaining invested in program properties                                                          99.14%

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2005

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXIV, A LP

                                                                         FOR THE TAX
                                                                         PERIOD ENDED
TAX & DISTRIBUTION DATA                                                  DECEMBER 31,
PER $1,000 INVESTED (7)                                                      2005
                                                                         ------------
Federal Income Tax Results
  Federal Credit (5)                                                                0
  State Credit                                                                      0
  Ordinary Income (loss)                                                           (3)
    from operations                                                                (3)
    from recapture                                                                  0
  Capital gain (loss)                                                               0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                               0
    Return of capital                                                               0
  Source (on cash basis):
    Sales                                                                           0
    Refinancing                                                                     0
    Operations                                                                      0
    Other                                                                           0
Amount remaining invested in program properties                                100.00%

Boston Capital Corporate Tax Credit Fund XXIV had not commenced operations as of March 31, 2005, therefore, it does not have audited Financial Statement information to report.

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2005

                  BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXV

                                                                         FOR THE TAX
                                                                         PERIOD ENDED
TAX & DISTRIBUTION DATA                                                  DECEMBER 31,
PER $1,000 INVESTED (7)                                                      2005
                                                                         ------------
Federal Income Tax Results
  Federal Credit (5)                                                                0
  State Credit                                                                      0
  Ordinary Income (loss)                                                           (1)
    from operations                                                                (1)
    from recapture                                                                  0
  Capital gain (loss)                                                               0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                               0
    Return of capital                                                               0
  Source (on cash basis):
    Sales                                                                           0
    Refinancing                                                                     0
    Operations                                                                      0
    Other                                                                           0
Amount remaining invested in program properties                                100.00%

Boston Capital Corporate Tax Credit Fund XXV had not commenced operations as of March 31, 2005, therefore, it does not have audited Financial Statement information to report.

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2005

                     CORPORATE OFFERINGS CLOSED DURING 2005

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2005

                                                                         FOR THE TAX
                                                                         PERIOD ENDED
TAX & DISTRIBUTION DATA                                                  DECEMBER 31,
PER $1,000 INVESTED (7)                                                      2005
                                                                         ------------
Federal Income Tax Results
  Federal Credit (5)                                                                0
  State Credit                                                                      0
  Ordinary Income (loss)                                                           (1)
    from operations                                                                (1)
    from recapture                                                                  0
  Capital gain (loss)                                                               0
Cash Distributions to investors:
  Source (on GAAP basis)
    Investment income                                                               0
    Return of capital                                                               0
  Source (on cash basis):
    Sales                                                                           0
    Refinancing                                                                     0
    Operations                                                                      0
    Other                                                                           0
Amount remaining invested in program properties                                100.00%

Operating results of one investment partnership are included in Direct Placements closed during 2005.

Boston Capital Direct Placement Offering closed during 2005 had not commenced operations as of March 31, 2005, therefore, it does not have audited Financial Statement information to report.

                               NOTES TO TABLE III

Note 1: This figure represents the GAAP income (loss) allocable to the public investment partnerships from their investment in operating partnerships. The GAAP income (loss) is gross rental income less ordinary operating expenses, interest expense, depreciation and certain non-recurring fees, such as loan guarantee fees, lease-up fees and partnership management fees paid by the operating partnerships.

Note 2: This figure represents amortization of one or more of the following costs; acquisitions costs which are amortized over the expected life of the buildings; partnership management fees which are amortized over the expected life of the fund; and investor service fees which are amortized over the expected number of years to service collection of investor installments. Public funds only incur acquisitions costs, while corporate funds incur acquisition costs, partnership management fees and investor service fees.

Note 3: Operating expenses consist of investor service costs and legal and accounting fees of the investment partnerships and expenses paid from equity which includes partnership management fees, initial investor service fees and capital commitment fees reported on an accrual basis.

Note 4: The taxable income (losses) for the investment partnerships represent losses from Operating Partnerships which in turn consist substantially of depreciation and mortgage interest.

Note 5: Federal credits include low-income housing tax credits and historic tax credits.

Note 6: Cash generated from operations is the net income (loss), net of non-cash expenses, adjusted for changes in accounts receivable and payable and distributions received from the operating partnerships.

Note 7: Federal low-income housing tax credits and historic tax credits and taxable income (loss), per $1,000 invested represents the limited partners' allocable share of such items divided by the capital contributed by the limited partners divided by $1,000. This information is presented on a Tax basis and not a GAAP basis.

Note 8: The information provided in the tables labeled "Tax & Distribution Data per $1,000 invested on a Tax Basis" is through the period December 31, 2005.

                                   TABLE III-A

Table III-A summarizes the Actual Tax Credit results during the period January 1, 1988 through December 31, 2005, of the five public partnerships and 54 private partnerships sponsored by our affiliates. The Actual Tax Credits represent annual tax credits as a percentage of capital invested by an investor. The percentage is calculated by dividing the amount of tax credits received for the period by the amount of capital invested. For example, for each dollar invested in BCTC 1, the investor received approximately $0.1096 of tax credits in 1989. Likewise, the headings "Cumulative" and "Overall Tax Credit Objective" represent cumulative tax credits as a percentage of capital invested by an investor.

PUBLIC PARTNERSHIPS


                            FINAL
                 EQUITY    CLOSING
  PROGRAM        RAISED      DATE    1988 1989   1990(1)  1991   1992   1993   1994  1995  1996  1997  1998  1999  2000  2001  2002
-----------    ---------- ---------- ---- -----  ------- -----  -----  -----  ----- ----- ----- ----- ----- ----- ----- -----  ----
BCTC 1         12,999,000  Dec. 1988 1.00 10.96    21.81 14.02  14.01  14.05  14.01 14.01 14.01 14.02 11.94  1.10 -1.45  0.00  0.00
BCTC 2 (CA)(2)  8,303,000  Apr. 1989       4.15    24.78 29.17  26.75  16.91  10.96 10.43 10.12 10.12 10.12  9.58  3.56  0.92  0.56
BCTC 3         28,822,000  May  1989      11.99    18.46 12.72  12.66  12.80  12.80 12.73 12.73 12.72 12.37  5.97  0.52  0.44  0.44
BCTC 4         29,788,160  Jun. 1989       7.74    17.16 13.58  12.32  12.57  12.24 12.24 12.25 12.26 12.26  9.50  0.44  0.00  0.00
BCTC 5 (CA)(2)  4,899,000  Jul. 1989       7.03    24.18 24.93  21.29  15.02  11.01 10.59 10.30 10.30  9.98  9.53  1.85  .083  0.06
BCTC 6         12,935,780 Sept. 1989       2.91    15.21 14.56  13.15  12.99  12.91 12.90 13.47 12.71 12.72 11.33  2.84  0.25  0.16
BCTC II 7      10,361,000  Dec. 1989       6.16    11.70 16.93  11.78  11.96  12.04 12.04 12.04 12.04 12.04  7.08  5.07  2.97  0.42
BCTC II 9      41,574,018  May  1990                9.30 11.34  11.68  12.39  13.30 13.56 13.67 13.67 13.56 12.63  8.06  2.69  2.26
BCTC II 10     24,288,998  Aug. 1990                3.10 10.24  11.85  13.97  14.47 14.62 14.60 14.60 14.43 13.06 11.39  3.96  2.05
BCTC II 11     24,735,003  Dec. 1990                4.50  7.78  12.13  12.67  13.16 13.20 13.20 13.20 13.15 13.11 12.39  6.33  1.01
BCTC II 12     29,710,003  May  1991                      4.70  10.91  11.98  14.12 14.61 14.58 14.62 14.59 14.56 14.52  9.57  3.56
BCTC II 14     55,728,996  Dec. 1991                      3.80   8.79  12.32  13.83 14.23 14.33 14.35 14.18 14.14 13.94 12.55  4.83
BCTC III 15    38,705,000  Jun. 1992                             3.10   9.07  13.22 14.29 14.65 14.69 14.66 14.56 14.54 14.54 11.43
BCTC III 16    54,293,000  Dec. 1992                             1.40   4.36   8.56 13.75 14.05 14.00 14.00 14.00 14.00 13.99 13.97
BCTC III 17    50,000,000  May  1993                                    3.14   8.21 13.42 13.97 13.97 13.97 13.97 13.61 13.49 13.46
BCTC III 18    36,162,000  Oct. 1993                                    0.07   7.18 12.67 13.31 13.34 13.34 13.32 13.34 13.34 13.35
BCTC III 19    40,800,000  Dec. 1993                                    0.00   1.82 10.10 12.45 13.28 13.33 13.33 13.33 13.33 13.33
BCTC IV 20     38,667,000  Jun. 1994                                           2.10  8.29 13.24 13.30 13.32 13.32 13.32 13.32 13.32
BCTC IV 21     18,927,000 Sept. 1994                                           0.00  3.43  9.07 11.34 11.90 12.03 12.09 12.06 12.05
BCTC IV 22     25,644,000  Dec. 1994                                           0.00  4.59 10.28 11.95 12.54 12.65 12.63 12.63 12.48
BCTC IV 23     33,366,000  Jun. 1995                                                 2.50  8.97 12.88 13.10 13.10 13.10 13.10 13.10
BCTC IV 24     21,697,000 Sept. 1995                                                 1.36  5.03 11.21 12.75 12.76 12.72 12.75 12.76
BCTC IV 25     30,248,000  Dec. 1995                                                 0.00  1.34 10.77 12.52 12.28 12.52 12.37 12.37
BCTC IV 26     39,959,000  Jun. 1996                                                       2.10  5.90 10.04 11.34 11.83 11.82 11.82
BCTC IV 27     24,607,000 Sept. 1996                                                       0.74  2.01  6.85  9.82 11.29 11.40 11.40
BCTC IV 28     39,999,000  Jan. 1997                                                       0.00  0.66  4.90  8.80 10.44 10.47 10.53

                                                CUMULATIVE     OVERALL
                                      CUMU-        TIME      TAX CREDIT
                                     LATIVE      INVESTED     OBJECTIVE
  PROGRAM        2003  2004   2005     (%)       THRU 2005       (%)
-----------     ----- -----  -----   ------   -------------- ----------
BCTC 1           0.00  0.00   0.00   143.49       17 yrs.      130-150
BCTC 2 (CA)(2)   0.56  0.51   0.19   169.39   16 yrs. 8 mos.     170
BCTC 3           0.44  0.37   0.00   140.16   16 yrs. 7 mos.   130-150
BCTC 4           0.00  0.00   0.14   134.70   16 yrs. 6 mos.   130-150
BCTC 5 (CA)(2)   0.48  0.48   0.16   158.02   16 yrs. 5 mos.   150-170
BCTC 6           0.15  0.15   0.00   138.41   16 yrs. 3 mos.   130-150
BCTC II 7        0.18  0.17   0.00   134.62       16 yrs.      130-140
BCTC II 9        1.54  0.45   0.14   140.24   15 yrs. 7 mos.   130-150
BCTC II 10       0.39  0.22   0.03   142.98   15 yrs. 4 mos.   130-150
BCTC II 11       0.58  0.16   0.03   136.60       15 yrs.      130-150
BCTC II 12       2.80  0.55   0.07   145.74   14 yrs. 7 mos.   140-160
BCTC II 14       1.71  0.46   0.26   143.72       14 yrs.      140-160
BCTC III 15      5.52  1.42   0.47   146.16   13 yrs. 6 mos.   140-160
BCTC III 16     11.38  5.56   0.21   143.23       13 yrs.      140-160
BCTC III 17     12.72  5.39   0.52   139.84   12 yrs. 7 mos.   140-160
BCTC III 18     13.26 10.58   1.93   139.03   12 yrs. 2 mos.   140-160
BCTC III 19     13.33 12.77   4.36   134.76       12 yrs.      140-160
BCTC IV 20      12.15 10.88   4.68   131.24   11 yrs. 6 mos.   130-150
BCTC IV 21      12.06 12.07   8.76   116.86   11 yrs. 3 mos.   130-150
BCTC IV 22      12.59 12.59   8.82   123.75       11 yrs.      130-150
BCTC IV 23      13.10 13.07  11.85   127.87   10 yrs. 6 mos.   130-150
BCTC IV 24      11.81 11.51  11.09   115.75   10 yrs. 3 mos.   130-150
BCTC IV 25      12.37 12.40  12.21   111.15       10 yrs.      130-150
BCTC IV 26      11.80 11.80  11.80   100.25    9 yrs. 6 mos.   120-140
BCTC IV 27      11.40 11.40  11.40    87.71    9 yrs. 3 mos.   120-140
BCTC IV 28      10.50 10.51  10.51    77.32   8 yrs. 11 mos.   120-140

                               FINAL
                   EQUITY     CLOSING
  PROGRAM          RAISED       DATE    1988 1989 1990(1)  1991   1992   1993   1994  1995  1996  1997  1998  1999  2000  2001  2002
------------ --------------- ---------- ---- ---- ------- -----  -----  -----  ----- ----- ----- ----- ----- ----- ----- -----  ----
BCTC IV 29        39,918,000  Jun. 1997                                                           1.98  4.92  8.39 10.76 10.79 10.79
BCTC IV 30        26,490,750 Sept. 1997                                                           0.13  1.93  7.49 10.25 10.61 10.57
BCTC IV 31        44,057,750  Jan. 1998                                                           0.06  2.83  8.05 10.29 10.34 10.32
BCTC IV 32        47,431,000  Jun. 1998                                                                 2.08  4.11  8.87 10.24 10.35
BCTC IV 33        26,362,000 Sept. 1998                                                                 1.95  3.66  9.40 10.32 10.50
BCTC IV 34        35,273,000  Feb. 1999                                                                 0.00  1.60  7.89  9.79  9.79
BCTC IV 35        33,004,625  Jun. 1999                                                                       0.39  3.95  8.79  9.54
BCTC IV 36        21,068,375 Sept. 1999                                                                       0.15  6.39  9.87  9.80
BCTC IV 37        25,125,000  Jan. 2000                                                                       0.00  1.37  7.13  9.10
BCTC IV 38        25,431,000  Jul. 2000                                                                             1.08  4.49  9.18
BCTC IV 39        22,921,000  Jan. 2001                                                                                   2.20  8.36
BCTC IV 40        26,269,250  Jul. 2001                                                                                   1.45  8.00
BCTC IV 41        28,916,260  Jan. 2002                                                                                   0.03  4.47
BCTC IV 42        27,442,620  Jul. 2002                                                                                         1.63
BCTC IV 43        36,379,870  Dec. 2002                                                                                         0.42
BCTC IV 44        27,019,730  Apr. 2003
BCTC IV 45        40,143,670  Sep. 2003
BCTC IV 46        29,809,980  Dec. 2003
BCTC V 47         34,783,340  Apr. 2004
BCTC V 48         22,993,720  Jul. 2004
BCTC V 49(5)      59,999,491  Apr. 2005
Total        $1,458,059,389

                                              CUMULATIVE     OVERALL
                                    CUMU-        TIME      TAX CREDIT
                                   LATIVE      INVESTED     OBJECTIVE
  PROGRAM      2003  2004   2005     (%)       THRU 2005       (%)
------------  ----- -----  -----   ------   -------------- ----------
BCTC IV 29    10.79 10.78   9.75    78.95   8 yrs. 6 mos.   110-130
BCTC IV 30    10.59 10.64  10.62    72.83   8 yrs. 3 mos.   110-130
BCTC IV 31    10.34 10.34  10.34    72.91   7 yrs. 11 mos.  110-130
BCTC IV 32    10.10  9.83   9.35    64.93   7 yrs. 6 mos.   100-120
BCTC IV 33    10.16  9.62   8.75    64.36   7 yrs. 3 mos.   100-120
BCTC IV 34     9.79  9.79   9.79    58.44   6 yrs. 10 mos.  100-120
BCTC IV 35     9.67  9.67   9.67    51.68   6 yrs. 6 mos.   100-110
BCTC IV 36     9.78  9.78   9.47    55.24   6 yrs. 3 mos.   100-110
BCTC IV 37     9.67  9.66   9.66    46.59   5 yrs. 11 mos.  100-110
BCTC IV 38     9.57  9.55   9.38    43.25   5 yrs. 5 mos.    95-100
BCTC IV 39     9.30  9.28   9.28    38.42   4 yrs. 11 mos.   95-100
BCTC IV 40     9.49  9.43   9.24    37.61   4 yrs. 5 mos.    95-100
BCTC IV 41    10.37 10.96   9.71    35.54   3 yrs. 11 mos.   95-100
BCTC IV 42     8.10  9.47   9.95    29.15   3 yrs. 5 mos.  97.5-102.5
BCTC IV 43     4.54  8.63   9.15    22.74       3 yrs.     97.5-102.5
BCTC IV 44     2.44  6.69   7.63    16.76   2 yrs. 8 mos.  97.5-102.5
BCTC IV 45     0.90  5.54   7.21    13.65   2 yrs. 3 mos.    95-102
BCTC IV 46           2.38   7.32     9.70       2 yrs.     97.5-102.5
BCTC V 47            0.90   5.41     6.31   1 yr.  8 mos.  97.5-102.5
BCTC V 48            0.00   4.23     4.23   1 yr.  5 mos.  97.5-102.5
BCTC V 49(5)                1.19  1.14-1.52        8 mos.       95-97
Total

PRIVATE PARTNERSHIPS


                            FINAL    ANNUAL TAX CREDITS (AS% OF CAPITAL INVESTED)(4)(5)(7)                                  CUMU-
                EQUITY     CLOSING   ------------------------------------------------------                                LATIVE
  PROGRAM      RAISED(6)     DATE    1993   1994    1995   1996   1997   1998   1999  2000  2001  2002  2003  2004  2005      %
----------- ------------- ---------- -----  -----   -----  -----  -----  -----  ----- ----- ----- ----- ----- ----- ----- ---------
BCCTC       $ 100,000,000   Feb 93   6.22   12.40   15.25  16.12  16.46  16.40  16.40 16.35 16.21 15.60 11.93  4.53  1.50  165.37
BCCTC II    $  36,500,000   Nov 93   0.01    6.35   12.68  15.57  16.02  16.03  16.04 15.98 16.02 16.02 16.01 10.83  2.34  159.90
BCCTC III   $  96,500,000   Dec 94           0.01    5.34  12.60  14.57  14.60  14.64 14.44 14.21 14.39 14.05 14.19  9.95  142.99
BCCTC IV    $  67,183,310  Sept 95                   0.43   6.55  13.08  15.11  15.40 15.42 15.42 15.40 15.23 15.20 14.89  142.12
BCCTC V     $  56,640,355 June  96                          3.44   5.25  12.01  12.75 13.15 13.15 13.06 13.12 13.12 13.22  112.28
BCCTC VI    $  42,563,100   Nov 96                             0   3.68  11.14  13.20 13.41 13.41 13.31 13.38 13.54 13.52  108.59
BCCTC VII   $  52,100,000   Apr 97                             0   1.99   9.25  13.00 13.36 13.35 13.41 13.33 12.77 13.16  103.62
BCCTC VIII  $  69,964,760 June  97                                 0.27   7.26  11.57 12.18 12.35 12.41 12.23 12.44 12.29   93.00
BCCTC IX    $  70,500,000   Oct 97                                 0.07  10.06  10.93 10.68 11.54 11.76 11.53 11.49 11.39   89.46
CA 1997     $  26,130,000   Feb 98                                 0.00   3.77  13.40 14.30 14.10 10.75  9.89  9.89 10.01   86.11
BCCTC X     $  45,286,500   Apr 98                                        7.26   8.02 10.68 10.76 10.59 10.60 10.59 10.48   78.99
BCCTC XI    $  64,111,121   Jan 99                                         .09   4.69 10.57 11.64 11.75 11.69 11.75 11.81   73.99
CA II       $  38,793,558   Feb 99                                         .38   6.14 14.88 15.03 11.26  9.68  9.68  9.77   76.83
BCDP 1998   $   8,632,205   Nov 98                                        0.00   1.65 14.17 11.66 14.17 14.17 14.31 14.31   84.44
BCCTC XII   $  66,036,000   Mar 99                                               1.38  8.49 11.93 11.10 11.07 11.14 11.03   66.14
BCCTC XIV   $  70,693,086   Dec 99                                                .17  4.84 10.70 10.95 10.98 11.07 10.40   59.11
CA III      $  55,714,846   Sep 99                                                .76  7.53 13.95 13.69 11.04  9.73  9.82   66.52
BCCTC XV    $  69,174,992   Feb 01                                                     2.91  8.50 10.75 10.76 10.63  9.66   53.20
CA IV       $  26,787,354   Mar 00                                                      .17  7.29 10.36 10.28 10.26 10.27   48.63
TX          $  29,590,109   Dec 00                                                      .02  6.96 10.21 10.47 10.48 10.58   48.72
BCDP 2000   $ 142,126,374      N/A                                                      .46  2.55  8.13 10.51 11.14 11.90   44.68
BCCTC XVI   $  64,368,800   Aug 01                                                           1.23  5.74 10.12 11.08 11.00   39.17
CA V        $  18,041,943   Jul 01                                                          11.75 17.85 17.31  8.77  8.12   63.80
CA VI       $   9,524,981   Oct 01                                                           4.32 10.49 10.25 10.25 10.36   45.67
GA I        $  34,733,437   Jan 01                                                           1.41 14.09 17.50 17.59 17.57   68.16
BCDP 2001   $  22,741,449      N/A                                                           3.79  5.18  6.74 10.18 11.22   37.11
BCCTC XVII  $  51,787,864   Apr 02                                                                 1.64  8.48 10.94 10.99   32.06
BC Mid-
 Atlantic   $  12,439,025   Jun 01                                                                 6.10 10.95 10.95 11.07   39.07
GA II       $  27,071,907   Dec 02                                                                 2.50 12.72 17.90 19.05   52.18
BCCTC XVIII $ 125,000,000   Apr 02                                                                  .09  4.06  8.95  9.02   22.12
BCDP 2002   $ 131,273,604      N/A                                                                 1.17  4.75  8.14 10.94   25.01
BCCTC XIX   $  93,844,179   Nov 03                                                                        .17  2.42  8.41   11.00
BCDP 2003   $  70,292,557      N/A                                                                        .42 10.44 17.67   28.53

               CUMULATIVE       OVERALL
                  TIME        TAX CREDIT
                INVESTED       OBJECTIVE
  PROGRAM       THRU 2005          %
-----------  ---------------  ----------
BCCTC        11 yrs. 10 mos.     169
BCCTC II      11 yrs. 1 mo.      157
BCCTC III       10 yrs.          152
BCCTC IV     9 yrs. 3 mos.       151
BCCTC V      8 yrs. 6 mos.       141
BCCTC VI     8 yrs. 1 mo.        135
BCCTC VII    7 yrs. 8 mos.       130
BCCTC VIII   7 yrs. 6 mos.       129
BCCTC IX     7 yrs. 2 mos.       121
CA 1997      6 yrs. 10 mos.      117
BCCTC X      6 yrs. 8 mos.       115
BCCTC XI     5 yrs. 11 mos.      115
CA II        5 yrs. 10 mos.      113
BCDP 1998    6 yrs. 1 mo.        116
BCCTC XII    5 yrs. 9 mos.       112
BCCTC XIV       5 yrs.           110
CA III       5 yrs.  3 mos.      110
BCCTC XV     3 yrs.  10 mos.     105
CA IV         4 yrs.  9 mos.     105
TX               4 yrs.          106
BCDP 2000         N/A            109
BCCTC XVI     3 yrs. 4 mos.      109
CA V          3 yrs. 5 mos.      110
CA VI         3 yrs. 2 mos.      103
GA I         3 yrs. 11 mos.      178
BCDP 2001         N/A            110
BCCTC XVII    2 yr. 8 mos.       110
BC Mid-
 Atlantic    3 yrs. 6 mos.       110
GA II           2 yrs.           173
BCCTC XVIII  1 yr. 8 mos.        110
BCDP 2002         N/A            110
BCCTC XIX    1 yr. 1 mo.         106
BCDP 2003         N/A            127

                            FINAL    ANNUAL TAX CREDITS (AS% OF CAPITAL INVESTED)(4)(5)(7)                                  CUMU-
                EQUITY     CLOSING   ------------------------------------------------------                                LATIVE
  PROGRAM      RAISED(6)     DATE    1993   1994    1995   1996   1997   1998   1999  2000  2001  2002  2003  2004  2005      %
----------- ------------- ---------- -----  -----   -----  -----  -----  -----  ----- ----- ----- ----- ----- ----- ----- ---------
BCCTC XX    $  36,898,485 Mar 04                                                                              2.19  7.43     9.62
BCCTC XX-A  $  64,808,430 Mar 04                                                                              0.77  6.86     7.63
BCCTC XXI   $ 173,897,938 Sep 04                                                                              0.62  3.58     4.20
BCCTC XXII  $ 117,256,965 Dec 04                                                                              0.03  1.43     1.46
BCDP 2004   $   9,379,712    N/A                                                                              1.04  0.60     1.64
BCDP  XXIII $  50,274,314 Mar 05                                                                                    0.50     0.50
BCDPXXIII-A $  52,418,021 Mar 05                                                                                    3.44     3.44
BCDP  XXIV  $ 226,448,654 Aug 05                                                                                    0.00     0.00
BCDP  XXV   $  93,663,243 Dec 05                                                                                    0.00     0.00
BCDP  2005  $  11,289,024    N/A                                                                                    0.00     0.00

                CUMULATIVE       OVERALL
                  TIME         TAX CREDIT
                 INVESTED       OBJECTIVE
  PROGRAM        THRU 2005          %
------------  --------------   ----------
BCCTC XX       1 yr. 9 mos.       105
BCCTC XX-A     1 yr. 9 mos.       105
BCCTC XXI      1 yr. 3 mos.       105
BCCTC XXII     1 yr. 1 mo.        105
BCDP 2004          N/A            127
BCDP XXIII        9 mos.          101
BCDP XXIII-A      9 mos.           99
BCDP XXIV         4 mos.           97
BCDP XXV          1 mo.            93
BCDP 2005          N/A            205

                              NOTES TO TABLE III-A

(1) The 1990 results reflect, where applicable, the election available to partnerships owning interests in properties qualifying for federal housing tax credits pursuant to the 1990 Omnibus Budget Reconciliation Act which enables individual investors who held an interest in those partnerships prior to October 31, 1990, to utilize only in 1990 up to 150% of the annual federal housing tax credit, otherwise allowable for 1990. Where this election was made, the annual federal housing tax credit has been reduced by the 50% bonus ratably and will continue to be reduced over the remaining years of the credit period.

(2)  These programs offered both California and federal housing tax credits.

(3) Each investor's first year yield may vary slightly based upon actual date of investor admission.

(4) The only material benefit from these programs may be tax credits which may mean that a material portion of each tax credit may represent a return of the money originally invested if there is not enough money from the sale or refinancing of the respective apartment complexes to return each investor's capital contribution.

(5) As with all programs less than one year old, these returns are for a partial year.

(6) Based upon a hypothetical $1,000,000 investment unit. The actual amount raised was smaller due to discounts applicable to certain investors and alternative payment methods. See Table I.

(7) Based upon the price per Unit paid by an Investor electing to pay its entire capital contribution upon admission, which are as follows: $770,000 per Unit for BCCTC, $740,000 per Unit for BCCTC II, $767,500 per Unit for BCCTC III, $749,500 per Unit for BCCTC IV, $788,000 per Unit for BCCTC V, $801,843 per Unit for BCCTC VI and $820,000 per Unit for each of BCCTC VII, BCCTC VIII, BCCTC IX, CA 1997, BCCTC X, BCCTC XI, CA II, BCCTC XII, BCCTC XIV, CA III, BCCTC XV, CA IV, TX, BCDP 2000, BCCTC XVI, CA V, CA VI, GA I, BCDP 2001, BCCTC XVII, BC Mid-Atlantic, GA II, BCCTC XVIII, BCDP 2002, BCCTC XIX, BCDP 2003, BCCT XX, BCCTC XX-A, BCCTC XXI, BCCTC XXII and BCDP 2004.

BCTC is Boston Capital Tax Credit Fund.
BCTC II is Boston Capital Tax Credit Fund II.
BCTC III is Boston Capital Tax Credit Fund III.
BCTC IV is Boston Capital Tax Credit Fund IV.
BCCTC is Boston Capital Corporate Tax Credit Fund, A Limited Partnership.
BCCTC II is Boston Capital Corporate Tax Credit Fund II, A Limited Partnership. BCCTC III is Boston Capital Corporate Tax Credit Fund III, A Limited Partnership.
BCCTC IV is Boston Capital Corporate Tax Credit Fund IV, A Limited Partnership. BCCTC V is Boston Capital Corporate Tax Credit Fund V, A Limited Partnership. BCCTC VI is Boston Capital Corporate Tax Credit Fund VI, A Limited Partnership. BCCTC VII is Boston Capital Corporate Tax Credit Fund VII, A Limited Partnership.
BCCTC VIII is Boston Capital Corporate Tax Credit Fund VIII, A Limited Partnership.
BCCTC IX is Boston Capital Corporate Tax Credit Fund IX, A Limited Partnership. CA 1997 is The California Corporate Tax Credit Fund - 1997, A Limited Partnership.
BCCTC X is Boston Capital Corporate Tax Credit Fund X, A Limited Partnership. BCCTC XI is Boston Capital Corporate Tax Credit Fund XI, A Limited Partnership. CA II is The California Corporate Tax Credit Fund II, A Limited Partnership BCDP 1998 is Boston Capital direct placement funds closed during 1998 and includes one investment partnership.
BCCTC XII is Boston Capital Corporate Tax Credit Fund XII, A Limited
Partnership.

BCCTC XIV is Boston Capital Corporate Tax Credit Fund XIV, A Limited
Partnership.
CA III is The California Corporate Tax Credit Fund III, A Limited Partnership BCCTC XV is Boston Capital Corporate Tax Credit Fund XV, A Limited Partnership CA IV is The California Corporate Tax Credit Fund IV, A Limited Partnership
TX is the Texas Corporate Tax Credit Fund, A Limited Partnership
BCDP 2000 is Boston Capital direct placement funds closed during 2000 and includes 3 investment partnerships.
BCCTC XVI is Boston Capital Corporate Tax Credit Fund XVI, A Limited
Partnership.
CA V is The California Corporate Tax Credit Fund V, A Limited Partnership.
CA VI is The California Corporate Tax Credit Fund VI, A Limited Partnership.
GA I is The Georgia Corporate Tax Credit Fund I, A Limited Partnership.
BCDP 2001 is Boston Capital direct placement funds closed during 2001 and includes 2 investment partnerships.
BCCTC XVII is Boston Capital Corporate Tax Credit Fund XVII, A Limited Partnership.
BC Mid-Atlantic is Boston Capital Mid-Atlantic Corporate Tax Credit Fund, A Limited Partnership.
GA II is The Georgia Corporate Tax Credit Fund II, A Limited Partnership.
BCCTC XVIII is Boston Capital Corporate Tax Credit Fund XVIII, A Limited Partnership.
BCDP 2002 is Boston Capital direct placement funds closed during 2002 and includes 4 investment partnerships.
BCCTC XIX is Boston Capital Corporate Tax Credit Fund XIX, A Limited Partnership BCDP 2003 is Boston Capital direct placement funds closed during 2003 and includes 5 investment partnerships.
BCCTC XX is Boston Capital Corporate Tax Credit Fund XX, A Limited Partnership. BCCTC XX-A is Boston Capital Corporate Tax Credit Fund XX-A, A Limited Partnership.
BCCTC XXI is Boston Capital Corporate Tax Credit Fund XXI, A Limited
Partnership.
BCCTC XXII is Boston Capital Corporate Tax Credit Fund XXII, A Limited Partnership.
BCDP 2004 is Boston Capital direct placement funds closed during 2004 and includes 2 investment partnerships.
BCCTC XXIII is Boston Capital Corporate Tax Credit Fund XXIII, A Limited Partnership.
BCCTC XXIII-A is Boston Capital Corporate Tax Credit Fund XXIII-A, A Limited Partnership.
BCCTC XXIV is Boston Capital Corporate Tax Credit Fund XXIV, A Limited Partnership.
BCCTC XXV is Boston Capital Corporate Tax Credit Fund XXV, A Limited
Partnership.
BCDP 2005 is Boston Capital direct placement funds closed during 2005 and includes 1 investment partnership.

                                     TABLE V

                        SALES OR DISPOSALS OF PROPERTIES

Table V summarizes the sales of apartment complexes and operating partnership interests since January 1, 2003, of our public and private affiliates not having similar investment objectives to the company. The excess or deficiency represents the results of the capital transaction of buying and selling the apartment complex or operating partnership interest. There is not always a direct correlation between whether there is a stated excess or deficiency and whether investors receive any of their investment back from the sale of an interest. Even if there is a stated excess, expenses such as fund management fees and unpaid loans to our affiliates may be deducted before investors receive any of their investment back. If there is a stated deficiency, there still may be proceeds distributable to investors, though investors would not receive all of their investment back because the apartment complex or operating partnership interest was sold for less than the amount investors had invested.

The Table should be read in conjunction with the introduction and accompanying Notes.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                       AMERICAN
                                                                      AFFORDABLE
                                                                    HOUSING FUND I          AMERICAN
                                                                  AND BOSTON CAPITAL       AFFORDABLE            AMERICAN
INVESTMENT PARTNERSHIP:                                               TAX CREDIT         HOUSING FUND II        AFFORDABLE
                                                                   FUND II-SERIES 14     ---------------      HOUSING FUND II
                                                                  -------------------       CARTHAGE       --------------------
                                                                     ZINSMASTER LP            COURT        LIBERTY CENTER, LTD.
PROPERTY NAME:                                                         (b), (e)             (b), (e)             (b), (e)
                                                                  -------------------    ---------------   --------------------
Date property acquired:                                                 12/01/89             12/01/88            12/01/88
Date of Sale:                                                           01/01/03             09/08/03            02/07/03
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               -               19,091             150,000
  Mortgage Balance and accrued interest at time of sale                2,302,133            1,253,969           1,650,227
  Purchase Money Mortgage taken back by program                                -                    -                   -
  Adjustments resulting from application of GAAP                               -                    -                   -
                                                                      ----------           ----------          ----------
Total:                                                                 2,302,133            1,273,060           1,800,227
                                                                      ==========           ==========          ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,226,216            1,296,000           1,772,332
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   1,459,784              384,407           1,444,758
                                                                      ----------           ----------          ----------
Total:                                                                 2,686,000            1,680,407           3,217,090
                                                                      ==========           ==========          ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (383,867)            (407,347)         (1,416,863)
                                                                      ==========           ==========          ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                                            AMERICAN             AMERICAN
                                                                       AMERICAN            AFFORDABLE           AFFORDABLE
INVESTMENT PARTNERSHIP:                                               AFFORDABLE         HOUSING FUND II      HOUSING FUND II
                                                                    HOUSING FUND II    -------------------    ---------------
                                                                    ---------------       ROUSE STOKES          WASHINGTON
                                                                    MALONE HOUSING     ROWE HOUSING ASSOC.         MEWS
PROPERTY NAME:                                                         (b), (e)             (b), (e)             (a), (b)
                                                                    ---------------    -------------------    ---------------
Date property acquired:                                                 12/01/88             06/01/88             08/01/88
Date of Sale:                                                           09/08/03             12/31/03             01/01/03
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          23,864                    -            1,357,573
  Mortgage Balance and accrued interest at time of sale                1,455,463            1,054,279              460,035
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,479,327            1,054,279            1,817,608
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,499,990            1,540,000            1,200,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     439,932              958,170              726,102
                                                                      ----------           ----------           ----------
Total:                                                                 1,939,922            2,498,170            1,926,102
                                                                      ==========           ==========           ==========

Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (460,595)          (1,443,891)            (108,494)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT
                                                                    FUND I-SERIES 3      FUND I-SERIES 3
                                                                  AND BOSTON CAPITAL   AND BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                           FUND III-SERIES 17   FUND III-SERIES 15
                                                                  ------------------   ------------------
                                                                      CALIFORNIA             HIDDEN
                                                                     INVESTORS VI          COVE APTS.
PROPERTY NAME:                                                         (a), (b)             (a), (b)
                                                                  ------------------   ------------------
Date property acquired:                                                 03/01/90             4/1/1989
Date of Sale:                                                           06/05/03             5/8/2003
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                       3,022,252            2,819,590
  Mortgage Balance and accrued interest at time of sale                3,518,143            3,592,538
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 6,540,395            6,412,127
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          4,160,000            3,150,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   4,418,662            2,711,958
                                                                      ----------           ----------
Total:                                                                 8,578,662            5,861,958
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                               (2,038,267)             550,169
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                                            AMERICAN             AMERICAN
                                                                    BOSTON CAPITAL         AFFORDABLE           AFFORDABLE
INVESTMENT PARTNERSHIP:                                               TAX CREDIT         HOUSING FUND I       HOUSING FUND II
                                                                    FUND I-SERIES 4     -----------------     ---------------
                                                                    ---------------     PIXLEY INVESTMENT       EAST RIDGE
                                                                     SUNNYVIEW II             GROUP             ASSOCIATES
PROPERTY NAME:                                                         (a), (b)             (b), (e)                (g)
                                                                    ---------------     -----------------     ---------------
Date property acquired:                                                 09/01/89             03/01/88             08/01/88
Date of Sale:                                                           06/05/03             11/17/04             03/01/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                       3,303,932               47,040                    -
  Mortgage Balance and accrued interest at time of sale                1,021,000            1,438,530            1,301,760
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 4,324,932            1,485,570            1,301,760
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          2,300,000            1,500,000            1,237,500
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   1,055,665              473,181              405,087
                                                                      ----------           ----------           ----------
Total:                                                                 3,355,665            1,973,181            1,642,587
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                  969,267             (487,611)            (340,827)
                                                                      ==========           ==========           ==========

                                                                       AMERICAN             AMERICAN
                                                                      AFFORDABLE           AFFORDABLE
INVESTMENT PARTNERSHIP:                                             HOUSING FUND II      HOUSING FUND II
                                                                    ---------------      ---------------
                                                                     KINGSLEY PARK         RIVERPLACE
                                                                      ASSOCIATES           APARTMENTS
PROPERTY NAME:                                                         (b), (e)             (b), (e)
                                                                    ---------------      ---------------
Date property acquired:                                                 03/01/88             09/01/88
Date of Sale:                                                           06/22/04             08/31/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          25,000               25,000
  Mortgage Balance and accrued interest at time of sale               10,423,457            3,700,000
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                     -----------           ----------
Total:                                                                10,448,457            3,725,000
                                                                     ===========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                        (10,396,900)           4,500,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   2,135,594            2,596,882
                                                                     -----------           ----------
Total:                                                                12,505,494            7,096,882
                                                                     ===========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                               (2,057,037)          (3,371,882)
                                                                     ===========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                       AMERICAN             AMERICAN             AMERICAN
                                                                      AFFORDABLE           AFFORDABLE           AFFORDABLE
INVESTMENT PARTNERSHIP:                                             HOUSING FUND II      HOUSING FUND II      HOUSING FUND II
                                                                    ---------------      ---------------      ---------------
                                                                      300 SHAWMUT           BLAIRVIEW           BLOOMFIELD
                                                                        AVENUE             ASSOCIATES           ASSOCIATES
PROPERTY NAME:                                                         (b), (e)             (b), (e)             (b), (e)
                                                                    ---------------      ---------------      ---------------
Date property acquired:                                                 11/01/88             03/01/89             06/01/88
Date of Sale:                                                           11/01/04             12/01/04             12/28/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               1                    1               10,792
  Mortgage Balance and accrued interest at time of sale                  892,949            1,399,892              359,727
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                   892,950            1,399,893              370,519
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            270,000            1,444,475              366,390
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     723,254              439,061              117,996
                                                                      ----------           ----------           ----------
Total:                                                                   993,254            1,883,536              484,386
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (100,304)            (483,643)            (113,867)
                                                                      ==========           ==========           ==========

                                                                       AMERICAN             AMERICAN
                                                                      AFFORDABLE           AFFORDABLE
INVESTMENT PARTNERSHIP:                                             HOUSING FUND II      HOUSING FUND II
                                                                    ---------------      ---------------
                                                                     FREDERICKTOWN         GARDEN CITY
                                                                      ASSOCIATES         FAMILY HOUSING
PROPERTY NAME:                                                         (b), (e)             (b), (e)
                                                                    ---------------      ---------------
Date property acquired:                                                 06/01/88             06/01/88
Date of Sale:                                                           12/28/04             12/28/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          10,851               11,228
  Mortgage Balance and accrued interest at time of sale                  361,691              374,253
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                   372,542              385,481
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            377,214              383,800
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     113,429              123,558
                                                                      ----------           ----------
Total:                                                                   490,643             (507,358)
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (118,101)            (121,877)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                       AMERICAN             AMERICAN             AMERICAN
                                                                      AFFORDABLE           AFFORDABLE           AFFORDABLE
INVESTMENT PARTNERSHIP:                                             HOUSING FUND II      HOUSING FUND II     HOUSING FUND III
                                                                    ---------------      ---------------     ----------------
                                                                    MARIONVILLE III         NEBRASKA             428 SOUTH
                                                                    FAMILY HOUSING         CITY SENIOR         GRANDVIEW, LP
PROPERTY NAME:                                                         (b), (e)             (b), (e)           (b), (e), (i)
                                                                    ---------------      ---------------     ----------------
Date property acquired:                                                 06/01/88             06/01/88             12/01/88
Date of Sale:                                                           12/28/04             12/28/04             02/01/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                           5,677               12,266                    -
  Mortgage Balance and accrued interest at time of sale                  189,239              408,852            2,199,726
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                   194,916              421,118            2,199,726
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            197,299              428,759            2,119,934
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                      59,939              122,314            1,777,941
                                                                      ----------           ----------           ----------
Total:                                                                   257,238              551,073            3,897,875
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                  (62,322)            (129,955)          (1,698,149)
                                                                      ==========           ==========           ==========

                                                                       AMERICAN             AMERICAN
                                                                      AFFORDABLE           AFFORDABLE
INVESTMENT PARTNERSHIP:                                            HOUSING FUND III     HOUSING FUND III
                                                                   ----------------     ----------------
                                                                     GRASS VALLEY          WEAVERVILLE
                                                                      INVESTMENT           INVESTMENT
PROPERTY NAME:                                                     GROUP II (b), (e)    GROUP II (b), (e)
                                                                   ----------------     ----------------
Date property acquired:                                                 12/01/88             12/01/88
Date of Sale:                                                           11/17/04             11/17/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          40,800               43,776
  Mortgage Balance and accrued interest at time of sale                1,521,911            1,527,589
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,562,711            1,571,365
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,500,000            1,500,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     858,288              815,128
                                                                      ----------           ----------
Total:                                                                 2,358,288            2,315,128
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (795,577)            (743,763)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL       BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 1        FUND-SERIES 1        FUND-SERIES 1
                                                                    --------------      ----------------     ----------------
                                                                     BOLIVAR MANOR          CONNEAUT              GENEVA
PROPERTY NAME:                                                         (b), (e)         LIMITED (b), (e)     LIMITED (b), (e)
                                                                    --------------      ----------------     ----------------
Date property acquired:                                                 12/01/89             01/01/89             01/01/89
Date of Sale:                                                           12/01/04             12/01/04             12/01/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               1                6,079                6,079
  Mortgage Balance and accrued interest at time of sale                  863,581            1,147,562            1,163,436
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                   863,582            1,153,641            1,169,515
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            889,200            1,187,000            1,198,800
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     258,705              359,326              365,411
                                                                      ----------           ----------           ----------
Total:                                                                 1,147,905            1,546,326            1,564,211
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (284,323)            (392,685)            (394,696)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                             FUND I-SERIES 3      FUND I-SERIES 3
                                                                  -------------------   ----------------
                                                                     LINCOLN HOTEL       TAYLOR TERRACE
PROPERTY NAME:                                                    ASSOCIATES (a), (b)   HOUSING (b), (e)
                                                                  -------------------   ----------------
Date property acquired:                                                 02/01/89             04/01/89
Date of Sale:                                                           02/06/04             06/29/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               -               75,672
  Mortgage Balance and accrued interest at time of sale                3,282,476            1,030,000
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 3,282,476            1,105,672
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          2,900,000            1,066,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     718,516              313,802
                                                                      ----------           ----------
Total:                                                                 3,618,516            1,379,802
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (336,040)            (274,130)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL                            BOSTON CAPITAL
                                                                      TAX CREDIT         BOSTON CAPITAL         TAX CREDIT
INVESTMENT PARTNERSHIP:                                             FUND I-SERIES 3        TAX CREDIT         FUND I-SERIES 4
                                                                  ------------------      FUND-SERIES 3       ---------------
                                                                  PEDCOR INVESTMENTS     ---------------          FULLER
                                                                        1988-IV          128 PARK STREET         HOMES LP
PROPERTY NAME:                                                         (b), (e)             (b), (e)             (b), (e)
                                                                  ------------------     ---------------      ---------------
Date property acquired:                                                 02/01/89             04/01/89             04/01/89
Date of Sale:                                                           07/29/04             11/01/04             01/05/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                         320,000                    1               40,909
  Mortgage Balance and accrued interest at time of sale                4,967,272              965,805              553,808
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 5,287,272              965,806              594,717
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          5,167,000              250,526              478,769
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   3,621,071              469,799              346,900
                                                                      ----------           ----------           ----------
Total:                                                                 8,788,071              720,325              825,669
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                               (3,500,799)             245,481             (230,952)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                             FUND I-SERIES 4      FUND I-SERIES 4
                                                                    ---------------      ---------------
                                                                     MONTANA AVE.           VAN DYCK
                                                                       TOWNHOMES           ESTATES XVI
PROPERTY NAME:                                                         (b), (e)             (b), (e)
                                                                    ---------------      ---------------
Date property acquired:                                                 08/01/89             02/01/90
Date of Sale:                                                           01/05/04             02/25/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          59,091              515,000
  Mortgage Balance and accrued interest at time of sale                  736,765              586,229
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                   795,856            1,101,229
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            694,871              680,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     585,951              646,149
                                                                      ----------           ----------
Total:                                                                 1,280,822            1,326,149
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (484,966)            (224,920)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL       BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                             FUND I-SERIES 4      FUND I-SERIES 4      FUND I-SERIES 5
                                                                  ------------------    ----------------      ---------------
                                                                  TOPEKA RESIDENTIAL          HAVEN              GLENHAVEN
                                                                      FUND THREE        PARK PARTNERS II       PARK PARTNERS
PROPERTY NAME:                                                       (a), (b), (f)          (b), (e)             (b), (e)
                                                                  ------------------    ----------------      ---------------
Date property acquired:                                                 07/01/89             07/01/89             06/01/89
Date of Sale:                                                           03/16/04             03/17/04             02/20/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          12,500              715,000               28,760
  Mortgage Balance and accrued interest at time of sale                  300,295              466,593               43,030
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                   312,795            1,181,593               71,790
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            440,000              816,900              842,417
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     415,728            1,066,558              917,760
                                                                      ----------           ----------           ----------
Total:                                                                   855,728            1,883,458            1,760,177
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                                 (542,933)            (701,865)          (1,688,387)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 6        FUND-SERIES 6
                                                                    ---------------      --------------
                                                                       COLUMBIA               ELDON
                                                                    PARK ASSOCIATES        ESTATES LP
PROPERTY NAME:                                                       (a), (b), (f)          (b), (e)
                                                                    ---------------      --------------
Date property acquired:                                                 11/01/89             09/01/89
Date of Sale:                                                           12/15/04             12/28/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                       2,752,871               16,276
  Mortgage Balance and accrued interest at time of sale                1,397,779              542,542
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 4,150,650              558,818
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          5,685,000              564,141
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   1,954,986              163,935
                                                                      ----------           ----------
Total:                                                                 7,639,986              728,076
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                               (3,489,336)            (169,258)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                            BOSTON CAPITAL   BOSTON CAPITAL     BOSTON CAPITAL      BOSTON CAPITAL
                                                              TAX CREDIT       TAX CREDIT         TAX CREDIT          TAX CREDIT
INVESTMENT PARTNERSHIP:                                      FUND-SERIES 6  FUND II-SERIES 7   FUND II-SERIES 7    FUND II-SERIES 10
                                                            --------------  ----------------   ----------------   ------------------
                                                              WARRENSBURG        BUCKNER           WINFIELD       PEDCOR INVESTMENTS
                                                              PROPERTIES       PROPERTIES         PROPERTIES          1989-X (B),
PROPERTY NAME:                                                 (b), (e)         (b), (e)           (b), (e)            (e), (h)
                                                            --------------  ----------------   ----------------   ------------------
Date property acquired:                                         09/01/89         12/01/89           12/01/89            07/01/90
Date of Sale:                                                   12/28/04         12/28/04           12/28/04            12/01/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                  16,775           18,225             17,951             652,500
  Mortgage Balance and accrued interest at time of sale          559,159          607,514            598,371           3,092,242
  Purchase Money Mortgage taken back by program                        -                -                  -                   -
  Adjustments resulting from application of GAAP                       -                -                  -                   -
                                                              ----------       ----------         ----------          ----------
Total:                                                           575,934          625,739            616,322           3,744,742
                                                              ==========       ==========         ==========          ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                    803,500          626,634            616,813           3,278,800
    Total acquisition cost, capital improvement, closing
      soft costs (e) and                                         160,146          191,893            186,983           2,712,700
                                                              ----------       ----------         ----------          ----------
Total:                                                           963,646          818,527            803,796           5,991,500
                                                              ==========       ==========         ==========          ==========
Excess (Deficiency) of property operating cash receipts
  over cash expenditures (f)                                    (387,712)        (192,788)          (187,474)         (2,246,758)
                                                              ==========       ==========         ==========          ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                                         BOSTON CAPITAL
                                                                                           TAX CREDIT
                                                                                       FUND L.P.-SERIES 3
                                                                                       AMERICAN AFFORDABLE
                                                                       AMERICAN        HOUSING II LIMITED        AMERICAN
INVESTMENT PARTNERSHIP:                                               AFFORDABLE           PARTNERSHIP          AFFORDABLE
                                                                    HOUSING FUND II    -------------------    HOUSING FUND II
                                                                    ---------------        PAIGE HALL,        ---------------
                                                                        BREWTON            A MINNESOTA          PINE RIDGE,
PROPERTY NAME:                                                        LIMITED (e)      LIMITED PARTNERSHIP       LTD. (e)
                                                                    ---------------    -------------------    ---------------
Date property acquired:                                                 08/01/88             03/01/89             07/01/88
Date of Sale:                                                           03/01/05             12/19/05             03/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          37,238              150,000               57,862
  Mortgage Balance and accrued interest at time of sale                  930,939            2,253,150            1,446,550
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                   968,177            2,403,150            1,504,412
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            965,000            2,863,150            1,504,721
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     305,874              850,874              474,291
                                                                      ----------           ----------           ----------
Total:                                                                 1,270,874            3,714,024            1,979,012
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (302,697)          (1,310,874)            (474,600)
                                                                      ==========           ==========           ==========

                                                                       AMERICAN             AMERICAN
INVESTMENT PARTNERSHIP:                                               AFFORDABLE           AFFORDABLE
                                                                    HOUSING FUND II      HOUSING FUND II
                                                                   -----------------     ---------------
                                                                   PINE TERRACE III,       SPRINGFIELD
PROPERTY NAME:                                                          LTD (e)            LIMITED (e)
                                                                   -----------------     ---------------
Date property acquired:                                                 12/01/88             05/01/88
Date of Sale:                                                           03/01/05             03/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          46,748               56,209
  Mortgage Balance and accrued interest at time of sale                1,168,688            1,405,218
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,215,436            1,461,427
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,200,860            1,463,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     384,407              458,241
                                                                      ----------           ----------
Total:                                                                 1,585,267            1,921,241
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (369,831)            (459,814)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                       AMERICAN
                                                                      AFFORDABLE            AMERICAN             AMERICAN
INVESTMENT PARTNERSHIP:                                             HOUSING FUND II        AFFORDABLE           AFFORDABLE
                                                                    ---------------      HOUSING FUND II      HOUSING FUND II
                                                                     VILLAGE CHASE       ---------------     ----------------
                                                                    OF ZEPHYRHILLS,      VILLAGE WALK OF     WILDWOOD VILLAS,
PROPERTY NAME:                                                        LIMITED (e)        ZEPHYRHILLS (e)        LIMITED (e)
                                                                    ---------------      ---------------     ----------------
Date property acquired:                                                 12/01/88             12/01/88             09/01/88
Date of Sale:                                                           03/01/05             03/01/05             03/01/15
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          58,398               54,658               57,708
  Mortgage Balance and accrued interest at time of sale                1,459,961            1,366,461            1,442,689
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,518,359            1,421,119            1,500,397
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,499,100            1,406,500            1,499,100
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     466,585              439,341              476,380
                                                                      ----------           ----------           ----------
Total:                                                                 1,965,685            1,845,841            1,975,480
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (447,326)            (424,722)            (475,083)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL
                                                                      TAX CREDIT         BOSTON CAPITAL
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 1         TAX CREDIT
                                                                    --------------        FUND-SERIES 1
                                                                       WOODLAND          --------------
                                                                       TERRACE,           WEWAHITCHKA,
PROPERTY NAME:                                                        LIMITED (e)          LIMITED (e)
                                                                    --------------       --------------
Date property acquired:                                                 12/01/88             12/01/88
Date of Sale:                                                           03/01/05             03/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          58,132               27,919
  Mortgage Balance and accrued interest at time of sale                1,453,292              697,966
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,511,424              725,885
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,499,100              720,100
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     480,588              241,947
                                                                      ----------           ----------
Total:                                                                 1,979,688              962,047
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (468,264)            (236,162)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                                         BOSTON CAPITAL       BOSTON CAPITAL
                                                                    BOSTON CAPITAL         TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                               TAX CREDIT          FUND-SERIES 1        FUND-SERIES 1
                                                                     FUND-SERIES 1       ---------------    ------------------
                                                                    --------------          TOWNHOMES        KINGSTON PROPERTY
                                                                       INGLEWOOD          OF MINNEHAHA      ASSOCIATES LIMITED
                                                                       MEADOWS,           COURT LIMITED         PARTNERSHIP
PROPERTY NAME:                                                        LIMITED (e)        PARTNERSHIP (a)         (l), (k)
                                                                    --------------       ---------------    ------------------
Date property acquired:                                                 12/01/88             11/01/88             06/01/89
Date of Sale:                                                           03/01/05             08/17/05             08/31/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          58,132              109,009               27,940
  Mortgage Balance and accrued interest at time of sale                1,453,292            1,160,590            7,292,252
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,511,424            1,269,599            7,320,192
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,499,100            1,180,000            7,540,191
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     480,071              904,602            1,365,205
                                                                      ----------           ----------           ----------
Total:                                                                 1,979,171            2,084,602            8,905,396
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (467,747)            (815,003)          (1,585,204)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 1       FUND-SERIES 2-
                                                                    ---------------     FUND II-SERIES 14
                                                                    VIRGINIA CIRCLE     -----------------
                                                                        LIMITED            HAVEN PARK
                                                                      PARTNERSHIP        PARTNERS IV, A
PROPERTY NAME:                                                         (a), (l)          CALIFORNIA L.P.
                                                                    ---------------     -----------------
Date property acquired:                                                 11/01/88             06/01/90
Date of Sale:                                                           08/31/05             03/29/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          83,934              780,579
  Mortgage Balance and accrued interest at time of sale                  786,840              371,742
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                   870,774            1,152,321
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            695,000              660,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     566,148              683,192
                                                                      ----------           ----------
Total:                                                                 1,261,148            1,343,192
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (390,374)            (190,871)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL
                                                                      TAX CREDIT                              BOSTON CAPITAL
                                                                    FUND-SERIES 2-       BOSTON CAPITAL         TAX CREDIT
INVESTMENT PARTNERSHIP:                                            FUND II-SERIES 14       TAX CREDIT          FUND-SERIES 3
                                                                  -------------------     FUND-SERIES 3       --------------
                                                                      HAVEN PARK         --------------           RAINBOW
                                                                    PARTNERS III, A         LAKE PARK             HOUSING
PROPERTY NAME:                                                    CALIFORNIA L.P. (e)      LIMITED (e)        ASSOCIATES (a)
                                                                  -------------------    --------------       --------------
Date property acquired:                                                 12/01/89             04/01/89             06/01/89
Date of Sale:                                                           04/08/05             03/01/05             03/10/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                         979,310               44,443              308,217
  Mortgage Balance and accrued interest at time of sale                  462,000            1,111,081            1,961,599
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,441,310            1,155,524            2,269,816
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            792,000            1,154,300            2,004,615
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     943,510              366,468              892,585
                                                                      ----------           ----------           ----------
Total:                                                                 1,735,510            1,520,768            2,897,200
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (294,200)            (365,244)            (627,384)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 3        FUND-SERIES 3
                                                                    ---------------      --------------
                                                                      ORANGEWOOD          CARRIAGE GATE
                                                                    VILLAS, LIMITED        OF PALATKA,
PROPERTY NAME:                                                         (e), (p)            LIMITED (e)
                                                                    ---------------      --------------
Date property acquired:                                                 06/01/89             06/01/89
Date of Sale:                                                           03/01/05             03/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          57,643               57,643
  Mortgage Balance and accrued interest at time of sale                1,440,078            1,441,070
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,497,721            1,498,713
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,392,869            1,493,800
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     443,732              470,656
                                                                      ----------           ----------
Total:                                                                 1,836,601            1,964,456
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (338,880)            (465,743)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL       BOSTON CAPITAL       BOSTON CAPITAL
INVESTMENT PARTNERSHIP:                                               TAX CREDIT           TAX CREDIT           TAX CREDIT
                                                                     FUND-SERIES 3        FUND-SERIES 3      FUND-SERIES 3 & 4
                                                                    --------------       ---------------     -----------------
                                                                       VIDALIA,           COLONY COURT        CENTRAL PARKWAY
PROPERTY NAME:                                                        LIMITED (e)        RRH LIMITED (e)        TOWERS (m)
                                                                    --------------       ---------------     -----------------
Date property acquired:                                                 04/01/89             04/01/89             09/01/89
Date of Sale:                                                           03/01/05             03/01/05             01/05/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          58,199               58,543                    -
  Mortgage Balance and accrued interest at time of sale                1,454,975            1,463,570            5,194,000
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,513,174            1,522,113            5,194,000
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,499,100            1,499,100            2,800,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     477,566              451,836            6,891,743
                                                                      ----------           ----------           ----------
Total:                                                                 1,976,666            1,950,936            9,691,743
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (463,492)            (428,823)          (4,497,743)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL
                                                                   TAX CREDIT FUND-      BOSTON CAPITAL
                                                                    SERIES 3&4 AND         TAX CREDIT
INVESTMENT PARTNERSHIP:                                            FUND II-SERIES 7       FUND-SERIES 4
                                                                   ----------------    ------------------
                                                                       BOWDITCH        PEDCOR INVESTMENTS
                                                                    SCHOOL LP, THE      1988-VI, LIMITED
PROPERTY NAME:                                                       (e), (l), (p)       PARTNERSHIP (e)
                                                                   ----------------    ------------------
Date property acquired:                                                 08/01/89             07/01/89
Date of Sale:                                                           01/01/05             01/31/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               1                   10
  Mortgage Balance and accrued interest at time of sale                3,053,108            5,235,047
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 3,053,109            5,235,057
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,675,000            5,344,500
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   2,890,185            2,858,686
                                                                      ----------           ----------
Total:                                                                 4,565,185            8,203,186
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                               (1,512,076)          (2,968,129)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL
                                                                      TAX CREDIT         BOSTON CAPITAL       BOSTON CAPITAL
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 4         TAX CREDIT           TAX CREDIT
                                                                   ----------------       FUND-SERIES 4        FUND-SERIES 4
                                                                   LANDMARK LIMITED      --------------      -----------------
                                                                      PARTNERSHIP          MONTICELLO,           GREENWOOD
PROPERTY NAME:                                                         (n), (o)            LIMITED (e)       TERRACE APTS. (e)
                                                                   ----------------      --------------      -----------------
Date property acquired:                                                 08/01/88             07/01/89             07/01/89
Date of Sale:                                                           11/01/05             03/01/05             03/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                       1,241,850               43,236               42,205
  Mortgage Balance and accrued interest at time of sale                2,649,919            1,080,903            1,055,120
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 3,891,769            1,124,139            1,097,325
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          2,700,000            1,117,770            1,094,160
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   2,003,495              353,917              351,964
                                                                      ----------           ----------           ----------
Total:                                                                 4,703,495            1,471,687            1,446,124
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (811,726)            (347,548)            (348,799)
                                                                      ==========           ==========           ==========

                                                                                         BOSTON CAPITAL
                                                                    BOSTON CAPITAL      TAX CREDIT FUND-
                                                                      TAX CREDIT     SERIES 4 & 6, Fund II-
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 4        SERIES 7 & 14
                                                                    ---------------  ----------------------
                                                                     ARMORY SQUARE     ROSENBERG BUILDING
                                                                        LIMITED        ASSOCIATES, LIMITED
PROPERTY NAME:                                                      PARTNERSHIP (e)      PARTNERSHIP (a)
                                                                    ---------------  ----------------------
Date property acquired:                                                 06/01/89             12/01/91
Date of Sale:                                                           11/18/05             02/15/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          60,000            2,598,921
  Mortgage Balance and accrued interest at time of sale                1,891,975            1,695,906
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,951,975            4,294,827
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          2,300,000            1,839,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   2,053,506            7,120,533
                                                                      ----------           ----------
Total:                                                                 4,353,506            8,959,533
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                               (2,401,531)          (4,664,706)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL       BOSTON CAPITAL       BOSTON CAPITAL
                                                                      TAX CREDIT           TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                              FUND-SERIES 6      FUND II-SERIES 7     FUND II-SERIES 9
                                                                   -----------------    -----------------    ----------------
                                                                   SHERBURNE HOUSING    KING CITY ELDERLY       WARRENSBURG
                                                                     REDEVELOPMENT       HOUSING LIMITED      ESTATES LIMITED
PROPERTY NAME:                                                        COMPANY (e)        PARTNERSHIP (n)      PARTNERSHIP (e)
                                                                   -----------------    -----------------    ----------------
Date property acquired:                                                 11/01/89             06/01/90             04/01/90
Date of Sale:                                                           01/15/05             06/17/05             06/30/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          17,301              320,278               23,264
  Mortgage Balance and accrued interest at time of sale                1,280,504            1,680,854              773,085
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,297,805            2,001,132              796,349
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,327,756            1,658,088              803,500
    Total acquisition cost, capital improvement, closing and             700,759            1,250,711              257,832
      soft costs (e)
                                                                      ----------           ----------           ----------
Total:                                                                 2,028,515            2,908,799            1,061,332
                                                                      ==========           ==========           ==========

Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (730,710)            (907,667)            (264,983)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL
                                                                      TAX CREDIT         BOSTON CAPITAL
INVESTMENT PARTNERSHIP:                                            FUND II-SERIES 9        TAX CREDIT
                                                                  ------------------    FUND II-SERIES 9
                                                                  WILMINGTON HOUSING    ----------------
                                                                     REDEVELOPMENT           MAYWOOD
PROPERTY NAME:                                                     COMPANY L.P. (e)      ASSOCIATES (e)
                                                                  ------------------    ----------------
Date property acquired:                                                 08/01/90             03/01/90
Date of Sale:                                                           01/15/05             01/06/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          14,318               56,200
  Mortgage Balance and accrued interest at time of sale                1,017,530            1,466,946
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,031,848            1,523,146
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,069,500            1,512,200
    Total acquisition cost, capital improvement, closing and             336,423              517,908
      soft costs (e)
                                                                      ----------           ----------
Total:                                                                 1,405,923            2,030,108
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (374,075)            (506,962)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                                         BOSTON CAPITAL       BOSTON CAPITAL
                                                                    BOSTON CAPITAL         TAX CREDIT           TAX CREDIT
INVESTMENT PARTNERSHIP:                                               TAX CREDIT        FUND II-SERIES 9     FUND II-SERIES 9
                                                                   FUND II-SERIES 9     ----------------    -----------------
                                                                   ----------------         GREENWICH          CEDAR RAPIDS
                                                                    CORINTH HOUSING          HOUSING              HOUSING
PROPERTY NAME:                                                        REDEV. (e)           REDEV. (e)       ASSOCIATES (e), (p)
                                                                   ----------------     ----------------    ------------------
Date property acquired:                                                 04/01/90             04/01/90             04/01/90
Date of Sale:                                                           01/15/05             01/15/05             01/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          23,864               21,477              485,000
  Mortgage Balance and accrued interest at time of sale                1,452,664            1,446,000            4,191,645
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,476,528            1,467,477            4,676,645
                                                                      ==========           ==========           ==========

Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,510,198            1,499,990            4,385,000
    Total acquisition cost, capital improvement, closing
      and soft costs (e)                                                 496,243              482,065            4,635,707
                                                                      ----------           ----------           ----------
Total:                                                                 2,006,441            1,982,055            9,020,707
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (529,913)            (514,578)          (4,344,062)
                                                                      ==========           ==========           ==========

                                                                   BOSTON CAPITAL        BOSTON CAPITAL
                                                                     TAX CREDIT            TAX CREDIT
INVESTMENT PARTNERSHIP:                                            FUND II-SERIES 9     FUND II-SERIES 9
                                                                  ------------------    ----------------
                                                                  PEDCOR INVESTMENTS       438 WARREN
                                                                  1989-VIII, LIMITED     STREET LIMITED
PROPERTY NAME:                                                      PARTNERSHIP (e)      PARTNERSHIP (e)
                                                                  ------------------    ----------------
Date property acquired:                                                 03/01/90             03/01/90
Date of Sale:                                                           01/31/05             01/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                         906,000                    1
  Mortgage Balance and accrued interest at time of sale                3,513,854              720,000
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 4,419,854              720,001
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          3,663,000              721,934
    Total acquisition cost, capital improvement, closing
      and soft costs (e)                                               3,875,774              595,393
                                                                      ----------           ----------
Total:                                                                 7,538,774            1,317,327
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                               (3,118,920)            (597,326)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                                                              BOSTON CAPITAL
                                                                    BOSTON CAPITAL       BOSTON CAPITAL         TAX CREDIT
INVESTMENT PARTNERSHIP:                                               TAX CREDIT           TAX CREDIT        FUND II-SERIES 9
                                                                   FUND II-SERIES 9     FUND II-SERIES 9     ----------------
                                                                   ----------------     ----------------       QUAIL HOLLOW
                                                                      BREEZEWOOD            CAMBRIDGE          RRH, LIMITED
PROPERTY NAME:                                                       RRH, LTD (e)        MANOR, LTD (e)       PARTNERSHIP (e)
                                                                   ----------------     ----------------     ----------------
Date property acquired:                                                 05/01/90             04/01/90             05/01/90
Date of Sale:                                                           03/01/05             03/01/05             03/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          56,124               44,408               57,577
  Mortgage Balance and accrued interest at time of sale                1,403,106            1,110,193            1,439,422
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 1,459,230            1,154,601            1,496,999
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,442,390            1,142,660            1,486,900
    Total acquisition cost, capital improvement, closing
      and soft costs (e)                                                 484,814              380,722              515,176
                                                                      ----------           ----------           ----------
Total:                                                                 1,927,204            1,523,382            2,002,076
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (467,974)            (368,781)            (505,077)
                                                                      ==========           ==========           ==========

                                                                                         BOSTON CAPITAL
                                                                    BOSTON CAPITAL         TAX CREDIT
INVESTMENT PARTNERSHIP:                                               TAX CREDIT        FUND II-SERIES 9
                                                                   FUND II-SERIES 9     ----------------
                                                                   ----------------        HOBE SOUND
                                                                       HERNANDO            RRH LIMITED
PROPERTY NAME:                                                        515 LP (e)         PARTNERSHIP (e)
                                                                   ----------------     ----------------
Date property acquired:                                                 06/01/90             04/01/90
Date of Sale:                                                           03/01/05             03/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                          58,327              109,027
  Mortgage Balance and accrued interest at time of sale                1,458,164            2,725,687
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,516,491            2,834,714
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,499,100            2,845,250
    Total acquisition cost, capital improvement, closing
      and soft costs (e)                                                 549,984              997,418
                                                                      ----------           ----------
Total:                                                                 2,049,084            3,842,668
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (532,593)          (1,007,954)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL                            BOSTON CAPITAL
                                                                      TAX CREDIT         BOSTON CAPITAL         TAX CREDIT
INVESTMENT PARTNERSHIP:                                            FUND II-SERIES 10       TAX CREDIT        FUND II-SERIES 10
                                                                  ------------------    FUND II-SERIES 10    -----------------
                                                                    WEST DES MOINES     -----------------         LAWTON
                                                                  HOUSING ASSOCIATES       CENTREVILLE          APARTMENTS
                                                                        LIMITED            APARTMENTS         COMPANY LIMITED
PROPERTY NAME:                                                      PARTNERSHIP (a)      COMPANY LP (g)       PARTNERSHIP (g)
                                                                  ------------------    -----------------    -----------------
Date property acquired:                                                 07/01/90             11/01/90             06/01/90
Date of Sale:                                                           07/22/05             07/31/05             08/15/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                       1,250,108                    -                    -
  Mortgage Balance and accrued interest at time of sale                1,758,425              618,657            1,501,905
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                 3,008,533              618,657            1,501,905
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          2,475,000              943,562            1,506,985
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   2,559,000              171,119              446,637
                                                                      ----------           ----------           ----------
Total:                                                                 5,034,000            1,114,681            1,953,622
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                               (2,025,467)            (496,024)            (451,717)
                                                                      ==========           ==========           ==========

                                                                    BOSTON CAPITAL
                                                                      TAX CREDIT         BOSTON CAPITAL
INVESTMENT PARTNERSHIP:                                             FUND II-SERIES 10      TAX CREDIT
                                                                   ------------------   FUND II-SERIES 10
                                                                       FREEDOMS         -----------------
                                                                      APARTMENTS          MERCER MANOR
                                                                        LIMITED            APARTMENTS
PROPERTY NAME:                                                       PARTNERSHIP (e)         LP (e)
                                                                   ------------------   -----------------
Date property acquired:                                                 11/01/90             11/01/90
Date of Sale:                                                           01/01/05             01/01/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               1                    1
  Mortgage Balance and accrued interest at time of sale                1,030,845              891,826
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 1,030,846              891,827
                                                                      ==========           ==========

Cost of properties including closing and soft costs:
  Original mortgage financing                                          1,061,180              915,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     317,565              282,847
                                                                      ----------           ----------
Total:                                                                 1,378,745            1,197,847
                                                                      ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                                 (347,899)            (306,020)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PUBLIC OFFERINGS

                                                                    BOSTON CAPITAL                            BOSTON CAPITAL
                                                                  TAX CREDIT FUND II-     BOSTON CAPITAL         TAX CREDIT
INVESTMENT PARTNERSHIP:                                        SERIES 12 & 14-FUND III-     TAX CREDIT        FUND IV-SERIES 20
                                                                    SERIES 15 & 17       FUND II-SERIES 14  --------------------
                                                               ------------------------  -----------------    PARKSIDE HOUSING
                                                                      CALIFORNIA          ONE NORTHRIDGE,          LIMITED
PROPERTY NAME:                                                     INVESTORS VII (a)        LIMITED (g)     PARTNERSHIP (a), (q)
                                                               ------------------------  -----------------  --------------------
Date property acquired:                                                 12/23/93              01/01/92             12/01/94
Date of Sale:                                                           02/04/05              04/05/05             05/04/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                       7,221,365                     -              441,525
  Mortgage Balance and accrued interest at time of sale                8,287,242             1,934,105              960,069
  Purchase Money Mortgage taken back by program                                -                     -                    -
  Adjustments resulting from application of GAAP                               -                     -                    -
                                                                     -----------            ----------           ----------
Total:                                                                15,508,607             1,934,105            1,401,594
                                                                     ===========            ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          8,950,000             1,800,000              715,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                  21,670,224             1,015,479              387,051
                                                                     -----------            ----------           ----------
Total:                                                                30,620,224             2,815,479            1,102,051
                                                                     ===========            ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash expenditures (e)                                              (15,111,617)             (881,374)             299,543
                                                                     ===========            ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PRIVATE OFFERINGS

                                                                    BOSTON CAPITAL       BOSTON CAPITAL
                                                                     CORPORATE TAX        CORPORATE TAX
INVESTMENT PARTNERSHIP:                                              CREDIT FUND I        CREDIT FUND I
                                                                    --------------     ------------------
                                                                    KINGS CROSSING       PARTNERSHIP FOR
                                                                        LIMITED        AFFORDABLE HOUSING
                                                                      PARTNERSHIP          L.P. GAMMA
PROPERTY NAME:                                                       (g), (i), (j)        (g), (i), (k)
                                                                    --------------     ------------------
Date property acquired:                                                 02/01/93             05/01/93
Date of Sale:                                                           03/17/03             03/19/04
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               -                    -
  Mortgage Balance and accrued interest at time of sale                4,496,916            2,116,657
  Purchase Money Mortgage taken back by program                                -                    -
  Adjustments resulting from application of GAAP                               -                    -
                                                                      ----------           ----------
Total:                                                                 4,496,916            2,116,657
                                                                      ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                          4,396,700            2,067,569
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                   8,206,440              692,622
                                                                      ----------           ----------
Total:                                                                12,603,140            2,760,191
                                                                      ==========           ==========

Excess (Deficiency) of property operating cash receipts over
  cash expenditures (f)                                               (8,106,224)            (643,534)
                                                                      ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. 8.33% of the limited partner's interest will be transferred in 2005 for $54,353 and the remaining limited partner's interest will be transferred in 2006 for $435,087.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detrimental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 33.3% of the credits originally projected from the property and .23% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partnership's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.

                    TABLE V SALES OR DISPOSALS OF PROPERTIES
                                PRIVATE OFFERINGS

                                                                    BOSTON CAPITAL       BOSTON CAPITAL       BOSTON CAPITAL
                                                                     CORPORATE TAX        CORPORATE TAX        CORPORATE TAX
INVESTMENT PARTNERSHIP:                                             CREDIT FUND II       CREDIT FUND XIV      CREDIT FUND XV
                                                                   -----------------   ------------------   -------------------
                                                                   PARKVIEW L.D.H.A.      H.P. KNOLLS I       H.P. KNOLLS II
PROPERTY NAME:                                                     ASSOCIATES, L.P.    ASSOCIATES, L.P.(e)  ASSOCIATES, L.P.(e)
                                                                   -----------------   ------------------   -------------------
Date property acquired:                                                 11/01/94             08/01/99             11/01/99
Date of Sale:                                                            7/7//05             01/20/05             01/20/05
Selling price, net of closing costs and GAAP adjustments:
  Cash received (disbursed) net of closing costs                               -            3,253,724            2,427,306
  Mortgage Balance and accrued interest at time of sale                  662,600           16,625,377           13,761,963
  Purchase Money Mortgage taken back by program                                -                    -                    -
  Adjustments resulting from application of GAAP                               -                    -                    -
                                                                      ----------           ----------           ----------
Total:                                                                   662,600           19,879,101           16,189,269
                                                                      ==========           ==========           ==========
Cost of properties including closing and soft costs:
  Original mortgage financing                                            744,634           17,508,000           14,000,000
    Total acquisition cost, capital improvement, closing and
      soft costs (e)                                                     446,075            3,626,863            3,236,306
                                                                      ----------           ----------           ----------
Total:                                                                 1,190,709           21,134,863           17,236,306
                                                                      ==========           ==========           ==========
Excess (Deficiency) of property operating cash receipts over
  cash  expenditures (e)                                                (528,109)          (1,255,762)          (1,047,037)
                                                                      ==========           ==========           ==========

(a) Sale was to a party unrelated to the operating general partner or Boston Associates.
(b)  All taxable income was reported as Section 1231 income.
(c)  Amounts shown include pro rata share of original offering costs.
(d) The excess or deficiency represents results of the capital transaction of buying and selling the apartment complex or operating partnership interest. A deficiency represents a situation in which the interest was sold for less than the amount that the investors invested in the apartment complex, a portion of this being the original load that affiliates of Boston Associates charged. An excess represents a situation in which the interest was sold for more than the fully loaded cost of the apartment complex.
(e)  Sale of operating partnership interest.
(f)  Please note some closing costs were estimated.
(g)  Foreclosure
(h) Transferred 24.99% of the limited partner's interest in the operating partnership for $163,059. The remaining limited partner's interests will be transferred in 2006 for $489,440.
(i)  Mortgage balance and accrued interest are estimated.
(j) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(k) The property could not sustain ongoing operations and the mortgage was in default. The cost involved to bring the mortgage current and cover ongoing shortfalls through the end of the tax credit compliance period would have had a detremental impact on the Investment Partnership's reserves. Although the problems at the property resulted in a recapture of approximately 34.3% of the credits originally projected from the property and 2.9% of the total projected for the Investment Partnership, it was determined that the best course of action was to preserve the Investment Partenrship's reserves and allow the foreclosure to occur.
(l) A second mortgage was applied to the property, subsequently the ending mortgage balance is greater than the initial balance.
(m)  Property was leased and lease expired.
(n) Sale was to a party related to the operating general partner or Boston Associates.
(o)  More proceeds are expected.
(p)  There is accrued interest included in the mortgage balance.
(q)  Prepayment fee and other mortgage expenses increased debt.